UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-5.18%	-9.68%	-0.19%
1-Year	-6.18	-10.64	3.52
5-Year	0.18	-0.79	2.69
10-Year	2.72	2.23	4.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester New Jersey Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of January 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 3.44%. The Fund’s 12-month distribution yield at NAV of 4.17% was the second highest in Lipper’s New Jersey Municipal Debt Funds category, second only to this Fund’s Y shares. Falling bond prices during this reporting period had an adverse effect on the performance of the overall market, including the Class A shares of this Fund.

MARKET OVERVIEW

U.S. equities rallied during the 6 months ended January 31, 2018, repeatedly topping previous record high closes before dropping sharply in the waning days of the reporting period. The prices of Treasury bonds and municipal bonds declined during this reporting period, and the 6-month total return of the Bloomberg Barclays Municipal Bond Index, this Fund’s benchmark, was negative.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to increase the Fed Funds target rate by one-

The average 12-month distribution yield at NAV in Lipper’s New Jersey Municipal Debt Funds category was 3.21% at the end of this reporting period. At 4.17%, the 12-month distribution yield at NAV for this   Fund’s Class A shares was 96 basis points higher than the category average.

quarter of 1 percentage point to a range of 1.25% to 1.50%. The FOMC cited the recent

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.44%
Dividend Yield with sales charge	3.28
Standardized Yield	1.53
Taxable Equivalent Yield	2.99
Last distribution (1/23/18)	$0.024
Total distributions (8/1/17 to 1/31/18)	$0.154

Endnotes for this discussion begin on page 15 of this report.

3 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

trends in employment, household spending, and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The FOMC left interest rates unchanged at Janet Yellen’s final meeting as chair on January 31, 2018. The FOMC said it expected the rate of inflation “to move up this year” and stabilize around its 2% objective “over the medium term.” Also late in January, the U.S. Senate confirmed Jerome Powell as Ms. Yellen’s successor as Fed chair. Mr. Powell, who was nominated by President Trump in November 2017, has been a member of the Fed Board of Governors since 2012.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.24%, 49 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve both rose and flattened during this reporting period, and the yield changes were greatest at the short end of the curves. At the end of this reporting period, the muni yield curve was slightly steeper than it had been in December 2017, when it was at its flattest since late 2007. Flatter yield curves

4 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries with maturities of 10 years and less were higher than municipal yields with comparable maturities as of January 31, 2018. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor in the three highest federal tax brackets. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated, and unrated securities typically outperform municipal securities with higher credit ratings.

Governor Phil Murphy was sworn into office in January 2018, succeeding Chris Christie. The new governor, a Democrat, campaigned on a proposal to increase revenue by authorizing higher taxes on the wealthy and by legalizing and taxing marijuana. Gov. Murphy must also deal with the long-stalled $12.7 billion Gateway Tunnel project, which received funding commitments in December 2017 from Gov. Christie and New York Gov. Andrew Cuomo. Gov. Murphy also inherited a variety of fiscal problems that factored into 11 bond rating downgrades during Gov. Christie’s two terms in office.

The Garden State’s American Dream Meadowlands megamall project, located in East Rutherford, is expected to deliver an average of $3.5 billion in tax revenues from a variety of sources, including sales and income taxes over the next two decades. In the near term, the development and construction of the project is projected to generate $70 million in sales tax revenues and $10 million in corporate business taxes. The megamall is slated to open in March 2019.

The New Jersey Economic Development Authority (NJEDA), which issued $350 million in bonds in September 2017, returned to the market in January 2018 with $376 million in bonds that the NJEDA had authorized the prior month. Some New Jersey lawmakers filed suit in the Mercer County Superior Court to block this second bond offering on the grounds that it required voter approval. The agency prevailed, and the bond sale occurred as planned. Proceeds will be used to finance two new buildings for the state’s departments of taxation, agriculture and health.

As of January 31, 2018, New Jersey’s general obligation (G.O.) bonds were rated A3 by Moody’s, A-minus by S&P Global Ratings, and A by Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting

5 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. In May 2017, before the start of this reporting period, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate

6 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts. The filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers.

Also in May 2017, debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. The COFINA trustee reported that the bonds’ debt-service account held nearly $904 million in December 2017 and $1.02 billion in mid-January 2018. Note: In a filing dated February 9, 2018, the trustee reported a balance of $1.14 billion.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September 2017 while the government of Puerto Rico focused on its immediate needs in the aftermath of Hurricanes Irma and Maria. The deadlines for providing information to the board and for the approval of the fiscal plan were extended into 2018.

In the latter half of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government, and the bondholders also appeared at Congressional hearings during this time period.

In late December 2017, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than

7 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that

PROMESA itself was unconstitutional; and the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money

8 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

Developments after January 31: In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA by February 12, saying that they did not comply with PROMESA. The revised plan for the Commonwealth called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. The plan used various state debt metrics to suggest that Puerto Rico has an “unsustainable” debt portfolio but it failed to address the fact that Puerto Ricans who live on the island are not subject to federal income tax, rendering the comparisons invalid. Like its predecessors, the plan relied on financial data that has yet to be audited or released to the public. The oversight board has said that it expects to certify the plans by March 30.

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

Late in the month, the oversight board extended the deadline for the government’s fiscal plan for fiscal year 2019. The oversight board set a mid-April due date and said that the new plan must demonstrate “consistency with historical actual expenditures.” In the state of the Commonwealth speech, the governor promised to increase salaries, reduce taxes, and protect pensions; his assertion that the oversight board had endorsed the plan to maintain pensions was contradicted by the executive director of the oversight board, Natalie Jaresko, and later walked back. Ms.

10 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Jaresko, meanwhile, reportedly asked for a significant tuition hike at the University of Puerto Rico but walked back that claim, citing “bad communication.” Meanwhile, several organizations, including the Hispanic Leadership Fund, called for Ms. Jaresko’s dismissal, citing her annual salary ($625,000) and her refusal to define the “essential services” mentioned in various fiscal plans.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The governor complained that the U.S. Treasury loan was being delayed. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 160 securities as of January 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 2.8 cents per share at the outset of this reporting period, was reduced to 2.6 cents per share beginning with the September 2017 payout, and to 2.4 cents per share beginning with the December 2017 payout. In all, the Fund distributed 15.4 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Six of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The marine/aviation facilities sector, this Fund’s fourth largest, was the strongest performer. Bonds in this sector, which included one bond issued in the Northern Mariana Islands, are typically high-grade investments backed by valuable collateral. The

11 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund’s second-largest sector (transportation infrastructure) and its seventh-through tenth-largest sectors (government appropriation, hospital/healthcare, casino, and student loans, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. The transportation infrastructure sector was the second strongest performer this reporting period; this type of financing supports the construction of critical projects such as rail, bridges, ports, and public buildings. The government appropriation sector, which included one bond issued in the Commonwealth of Puerto Rico, was the fourth strongest performer this reporting period. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. Most of the securities in the hospital/healthcare sector, the Fund’s seventh strongest this reporting period, are investment grade, though the Fund also invests across the credit spectrum in this sector; one of the Fund’s holdings in this sector was issued in Puerto Rico. The casino sector was the third strongest performer as of January 31, 2018. The Fund’s holdings in this sector are secured by specific tax revenue streams that have traditionally exceeded the debt-service obligations with ease and have been isolated from financial difficulties in the industry. The student loans sector was the tenth-strongest performer this reporting period. Bonds in this sector provide a service to students, families, schools, and educators through municipal public-purpose entities with the mission of increasing post-secondary education access, affordability, and success.

Seven sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O. sector (the Fund’s fifth largest), the sales tax revenue sector (the sixth largest), the municipal leases sector (the fifteenth largest), and the Special Tax sector (the twenty-fourth largest) as well as PREPA bonds, which are included in the electric utility sector (the thirteenth largest), were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the MSA-backed tobacco bond sector (the Fund’s largest sector) and the sewer utilities sector (which was the Fund’s third smallest sector as of January 31, 2017 but no securities at the end of this reporting period).

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings include the aforementioned bonds

12 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2018, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

13 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	11.8%
Transportation Infrastructure	8.8
Higher Education	8.0
Marine/Aviation Facilities	7.4
General Obligation	7.2
Sales Tax Revenue	7.2
Government Appropriation	7.2
Hospital/Healthcare	6.6
Casino	4.6
Student Loans	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.2%	0.0%	4.2%
AA	14.6	0.0	14.6
A	22.2	0.0	22.2
BBB	30.8	0.6	31.4
BB or lower	26.6	1.0	27.6
Total	98.4%	1.6%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 1/31/18

	Without Sales Charge	With Sales Charge
Class A	3.44%	3.28%
Class B	2.88	N/A
Class C	2.94	N/A
Class Y	3.62	N/A

TAXABLE EQUIVALENT YIELDS

As of 1/31/18
Class A	2.99%
Class B	1.74
Class C	1.86
Class Y	3.59

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	1.53%
Class B	0.89
Class C	0.95
Class Y	1.84

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	1.52%
Class B	0.89
Class C	0.95
Class Y	1.84

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-5.18%	-6.18%	0.18%	2.72%	4.14%
Class B (ONJBX)	3/1/94	-5.49	-6.81	-0.57	2.22	3.94
Class C (ONJCX)	8/29/95	-5.59	-6.80	-0.56	1.95	3.42
Class Y (ONJYX)	11/29/10	-5.16	-5.96	0.34	N/A	3.13

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-9.68%	-10.64%	-0.79%	2.23%	3.92%
Class B (ONJBX)	3/1/94	-10.15	-11.33	-0.89	2.22	3.94
Class C (ONJCX)	8/29/95	-6.52	-7.71	-0.56	1.95	3.42
Class Y (ONJYX)	11/29/10	-5.16	-5.96	0.34	N/A	3.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

15 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.024 for the 23-day accrual period ended January 23, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 23, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0201, $0.0205, and $0.0252, respectively, for the 23-day accrual period ended January 23, 2018 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s New Jersey Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total interest and dividend payments for the trailing 12 months divided by the sum of the share price (at NAV) on January 31, 2018 and any capital gains distributed over the same period. The calculation included 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New Jersey tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

16 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$ 1,000.00	$ 948.20	$ 6.50
Class B	1,000.00	945.10	9.76
Class C	1,000.00	944.10	9.70
Class Y	1,000.00	948.40	5.22

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.55	6.74
Class B	1,000.00	1,015.22	10.11
Class C	1,000.00	1,015.27	10.06
Class Y	1,000.00	1,019.86	5.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.32%
Class B	1.98
Class C	1.97
Class Y	1.06

19 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—111.4%
New Jersey—80.7%
$1,000,000	Atlantic City, NJ GO1	5.000%		03/01/2037	$1,121,581
1,250,000	Atlantic City, NJ GO1	5.000		03/01/2042	1,389,612
1,000,000	Atlantic County, NJ Improvement Authority (Stockton University)[1]	5.000		07/01/2034	1,136,570
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2033	1,082,100
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2034	1,079,840
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2035	1,078,150
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2031	2,186,340
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250		01/01/2024	1,706,292
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2039	3,199,140
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2044	3,185,010
395,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000		01/01/2025	399,945
760,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250		01/01/2022	775,215
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000		11/01/2028	1,105,850
140,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125		04/01/2029	140,522
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250		11/01/2030	264,812
140,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation	3.565	[2]	11/01/2026	107,433
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000		01/01/2040	1,077,660
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500		06/01/2041	2,941,129
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500		09/01/2030	20,068
10,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	10,026
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	495,507
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	672,560
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2042	1,156,420
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2047	1,153,730
430,000	Newark, NJ GO1	5.000		07/15/2029	453,779
3,000,000	Newark, NJ GO1	5.000		07/15/2029	3,175,770
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	364,156
2,000,000	Newark, NJ Hsg. Authority (Secured Police Facility)[1]	5.000		12/01/2038	2,258,520
600,000	NJ Building Authority[1]	5.000		06/15/2028	669,858
300,000	NJ Building Authority[1]	5.000		06/15/2029	333,081
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,249,318
750,000	NJ EDA[1]	5.000		06/15/2029	803,662
3,000,000	NJ EDA[1]	5.000		06/15/2035	3,197,580
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,191,670

20 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$3,100,000	NJ EDA (Cranes Mill)[1]	5.100%		06/01/2027	$3,104,092
85,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	85,271
2,820,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	2,819,831
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	87,856
3,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2033	3,243,090
160,000	NJ EDA (Municipal Rehabilitation)[1]	5.000		04/01/2028	162,386
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,671,971
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,595,775
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	800,568
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,400,882
1,000,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000		07/15/2047	1,077,230
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000		07/01/2032	655,967
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,913,718
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,389,300
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,297,225
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2037	541,845
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000		06/01/2042	1,121,860
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,060,560
50,000	NJ EDA (St. Barnabas Medical Center)	6.743	[2]	07/01/2018	49,710
65,000	NJ EDA (St. Barnabas Medical Center)	6.827	[2]	07/01/2021	61,040
25,000	NJ EDA (St. Barnabas Medical Center)	7.147	[2]	07/01/2020	23,947
3,000,000	NJ EDA (State Government Buildings)[1]	5.000		06/15/2047	3,204,630
20,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	20,049
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	3,558,976
10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	11,106,300
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,559,520
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,302,750
125,000	NJ Educational Facilities Authority (Drew University)[1]	5.250		07/01/2019	131,477
1,590,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,759,669
1,485,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2035	1,635,995
1,640,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2036	1,802,655
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000		09/01/2022	5,016
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	1,042,380
2,250,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2047	2,454,503
2,025,000	NJ Educational Facilities Authority (Stockton University)[1]	5.000		07/01/2041	2,219,927

21 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$2,000,000	NJ Educational Facilities Authority (William Patterson University)[1]	5.000%		07/01/2047	$2,264,500
5,000,000	NJ GO3	5.000		06/01/2028	5,682,125
5,000,000	NJ GO3	5.000		06/01/2028	5,682,125
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,271,320
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	5,473,697
690,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	690,014
450,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	432,742
2,000,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.000		10/01/2038	2,153,460
65,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	66,682
230,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	235,796
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000		07/01/2031	1,703,445
500,000	NJ Health Care Facilities Financing Authority (SJHS/SJH&MC Obligated Group)[1]	5.000		07/01/2036	544,350
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000		08/15/2034	2,140,183
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000		07/01/2046	2,216,380
125,000	NJ Health Care Facilities Financing Authority (Virtua Health/Virtua Memorial Hospital Burlington County Obligated Group)[1]	5.750		07/01/2033	131,860
1,905,000	NJ Higher Education Assistance Authority[1]	5.500		12/01/2025	2,065,268
55,000	NJ Higher Education Assistance Authority[1]	5.750		12/01/2029	59,357
8,905,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125		06/01/2030	8,993,961
3,075,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625		10/01/2027	3,180,939
495,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000		10/01/2037	391,335
9,580,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	9,481,709
10,980,000	NJ Tobacco Settlement Financing Corp.	5.477	[2]	06/01/2041	3,063,530
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2038	1,698,759
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,310,100
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	4,984,212
850,000	NJ Turnpike Authority[1]	5.000		01/01/2040	975,188
20,000	Passaic County, NJ Improvement Authority (Paterson Parking Deck)[1]	4.100		04/15/2019	20,024
6,330,000	Rutgers State University NJ3	5.000		05/01/2029	7,163,884
5,380,000	Rutgers State University NJ3	5.000		05/01/2030	6,075,083
4,000,000	Rutgers State University NJ3	5.000		05/01/2038	4,458,820
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000		01/01/2039	1,434,173
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2039	3,971,748

22 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000%	03/01/2028	$55,155
40,000	West Milford Township, NJ (Municipal Utilities Authority)[1]	5.375	08/01/2031	40,143
				204,262,944

New York—7.4%
2,689,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	2,833,399
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	9,151,211
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	5,377,950
1,305,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,369,532
				18,732,092

U.S. Possessions—23.3%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	10,322
125,000	Guam Power Authority, Series A1	5.000	10/01/2024	138,387
250,000	Guam Power Authority, Series A1	5.000	10/01/2030	272,407
2,105,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	1,988,046
19,195,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	17,611,412
2,150,000	Puerto Rico Commonwealth GO4	5.250	07/01/2037	542,875
8,350,000	Puerto Rico Commonwealth GO4	5.750	07/01/2036	2,108,375
3,205,000	Puerto Rico Commonwealth GO4	5.750	07/01/2041	809,262
5,000,000	Puerto Rico Commonwealth GO4	6.000	07/01/2029	1,262,500
6,085,000	Puerto Rico Commonwealth GO4	6.000	07/01/2039	1,536,462
3,000,000	Puerto Rico Commonwealth GO4	6.500	07/01/2040	757,500
168,097	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	60,095
168,096	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	60,094
165,099	Puerto Rico Electric Power Authority[4]	10.000	01/01/2021	59,023
165,099	Puerto Rico Electric Power Authority[4]	10.000	07/01/2021	59,023
55,033	Puerto Rico Electric Power Authority[4]	10.000	01/01/2022	19,674
55,033	Puerto Rico Electric Power Authority[4]	10.000	07/01/2022	19,674
1,700,000	Puerto Rico Electric Power Authority, Series A4	5.000	07/01/2029	607,750
1,990,000	Puerto Rico Electric Power Authority, Series A4	5.000	07/01/2042	711,425
45,000	Puerto Rico Electric Power Authority, Series A4	5.050	07/01/2042	16,088
3,000,000	Puerto Rico Electric Power Authority, Series A4	7.000	07/01/2043	1,072,500
3,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2028	1,072,500
5,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2030	1,787,500
550,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2031	196,625
50,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000	07/01/2021	17,875
90,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000	07/01/2025	32,175
45,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2020	44,786
100,000	Puerto Rico Electric Power Authority, Series TT4	5.000	07/01/2023	35,750
80,000	Puerto Rico Electric Power Authority, Series TT4	5.000	07/01/2037	28,600

23 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$750,000	Puerto Rico Highway & Transportation Authority, FGIC[5]	5.750%		07/01/2020	$551,250
575,000	Puerto Rico Infrastructure[4]	5.000		07/01/2027	26,163
4,750,000	Puerto Rico Infrastructure[4]	5.000		07/01/2037	216,125
2,610,000	Puerto Rico Infrastructure[6]	5.000		07/01/2041	118,755
975,000	Puerto Rico Infrastructure, AMBAC	6.995	[2]	07/01/2035	342,449
3,000,000	Puerto Rico Infrastructure, FGIC[5]	7.046	[2]	07/01/2042	563,940
400,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500		10/01/2037	199,000
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	94,750
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	811,425
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	90,250
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	88,250
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	143,719
1,000,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	927,120
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2020	2,026,940
305,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2033	89,213
5,000,000	Puerto Rico Public Buildings Authority[6]	5.250		07/01/2042	1,462,500
1,000,000	Puerto Rico Public Buildings Authority[6]	5.625		07/01/2039	292,500
1,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	1,002,740
5,235,000	Puerto Rico Public Finance Corp., Series B4	6.000		08/01/2026	117,788
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.375		08/01/2039	1,539,063
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2021	390,625
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2022	757,813
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2042	1,708,594
16,675,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.807	[2]	08/01/2041	3,638,485
325,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.375		08/01/2039	50,781
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.500		08/01/2044	1,062,500
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	6,650,000
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	286,792
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622	[2]	05/15/2035	730,391
					58,918,626

Total Investments, at Value (Cost $346,685,559)—111.4%					281,913,662
Net Other Assets (Liabilities)—(11.4)					(28,819,424)
Net Assets—100.0%					$253,094,238

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

24 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
EDA	Economic Devel. Authority
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
SJH&MC	St. Joseph’s Health and Medical Center
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $346,685,559)—see accompanying statement of investments	$ 281,913,662

Cash	669,206

Receivables and other assets:
Interest	2,332,499
Shares of beneficial interest sold	300,864
Investments sold on a when-issued or delayed delivery basis	5,000
Other	86,043

Total assets	285,307,274

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	21,060,000
Payable for borrowings (See Note 9)	10,700,000
Dividends	197,502
Shares of beneficial interest redeemed	72,493
Trustees’ compensation	70,246
Distribution and service plan fees	43,204
Interest expense on borrowings	12,063
Shareholder communications	3,569
Other	53,959

Total liabilities	32,213,036

Net Assets	$ 253,094,238

Composition of Net Assets
Paid-in capital	$ 457,678,513

Accumulated net investment loss	(24,188)

Accumulated net realized loss on investments	(139,788,190)

Net unrealized depreciation on investments	(64,771,897)

Net Assets	$ 253,094,238

26 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $156,885,082 and 18,684,438 shares of beneficial interest outstanding)	$8.40
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.82

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $802,997 and 95,298 shares of beneficial interest outstanding)	$8.43

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,394,986 and 8,729,889 shares of beneficial interest outstanding)	$8.41

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,011,173 and 2,618,345 shares of beneficial interest outstanding)	$8.41

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$ 6,752,282

Expenses
Management fees	874,355

Distribution and service plan fees:
Class A	222,080
Class B	5,593
Class C	389,790

Transfer and shareholder servicing agent fees:
Class A	91,397
Class B	621
Class C	43,331
Class Y	15,121

Shareholder communications:
Class A	6,737
Class B	171
Class C	3,627
Class Y	1,085

Borrowing fees	202,492

Legal, auditing and other professional fees	201,833

Interest expense on borrowings	83,493

Interest expense and fees on short-term floating rate notes issued (See Note 4)	71,307

Trustees’ compensation	1,922

Custodian fees and expenses	1,428

Other	5,383

Total expenses	2,221,766

Net Investment Income	4,530,516

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	606,896

Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	(23,037,808)

Net Decrease in Net Assets Resulting from Operations	$ (17,900,396)

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017

Operations
Net investment income	$4,530,516	$ 14,549,519

Net realized gain	606,896	762,842

Net change in unrealized appreciation/depreciation	(23,037,808)	(27,232,735)

Net decrease in net assets resulting from operations	(17,900,396)	(11,920,374)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,250,893)	(9,969,457)
Class B	(17,561)	(77,318)
Class C	(1,254,341)	(4,031,761)
Class Y	(572,283)	(1,454,078)

	(5,095,078)	(15,532,614)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(37,218,135)	(32,878,334)
Class B	(773,526)	(1,052,793)
Class C	(17,571,357)	(18,824,104)
Class Y	(12,207,524)	10,270,816

	(67,770,542)	(42,484,415)

Net Assets
Total decrease	(90,766,016)	(69,937,403)

Beginning of period	343,860,254	413,797,657

End of period (including accumulated net investment income (loss) of $(24,188) and $540,374, respectively)	$253,094,238	$ 343,860,254

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(17,900,396)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(31,501,967)
Proceeds from disposition of investment securities	103,755,144
Short-term investment securities, net	71,199
Premium amortization	750,735
Discount accretion	(330,167)
Net realized gain on investment transactions	(606,896)
Net change in unrealized appreciation/depreciation on investment transactions	23,037,808
Change in assets:
Decrease in other assets	42,350
Decrease in interest receivable	546,980
Decrease in receivable for securities sold	4,398,210
Change in liabilities:
Decrease in other liabilities	(50,895)
Decrease in payable for securities purchased	(1,165,990)

Net cash provided by operating activities	81,046,115

Cash Flows from Financing Activities
Proceeds from borrowings	76,100,000
Payments on borrowings	(85,000,000)
Payments and proceeds on short-term floating rate notes issued	2,185,000
Proceeds from shares sold	9,494,993
Payments on shares redeemed	(83,033,946)
Cash distributions paid	(675,288)

Net cash used in financing activities	(80,929,241)

Net increase in cash	116,874

Cash, beginning balance	552,332

Cash, ending balance	$669,206

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $4,442,650.

Cash paid for interest on borrowings—$88,683.

Cash paid for interest on short-term floating rate notes issued—$71,307.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.02	$9.70	$9.34	$9.67	$9.60	$10.68

Income (loss) from investment operations:
Net investment income[1]	0.14	0.38	0.43	0.48	0.52	0.50
Net realized and unrealized gain (loss)	(0.61)	(0.66)	0.40	(0.31)	0.07	(1.05)

Total from investment operations	(0.47)	(0.28)	0.83	0.17	0.59	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.40)	(0.47)	(0.50)	(0.52)	(0.53)

Net asset value, end of period	$8.40	$9.02	$9.70	$9.34	$9.67	$9.60

Total Return, at Net Asset Value[2]	(5.18)%	(3.01)%	9.25%	1.64%	6.40%	(5.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,885	$207,958	$257,608	$263,873	$306,172	$368,177

Average net assets (in thousands)	$180,899	$231,289	$260,521	$301,779	$326,496	$425,664

Ratios to average net assets:[3]
Net investment income	3.19%	4.05%	4.55%	4.89%	5.58%	4.80%
Expenses excluding specific expenses listed below	1.08%	0.90%	0.87%	0.87%	0.83%	0.76%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.32%	1.09%	1.13%	1.17%	1.06%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.09%	1.13%	1.17%	1.06%[5]	0.91%

Portfolio turnover rate	10%	9%	11%	7%	30%	24%

31 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class B	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.05	$9.72	$9.36	$9.69	$9.62	$10.70

Income (loss) from investment operations:
Net investment income[1]	0.11	0.32	0.36	0.41	0.45	0.42
Net realized and unrealized gain (loss)	(0.61)	(0.66)	0.40	(0.31)	0.06	(1.06)

Total from investment operations	(0.50)	(0.34)	0.76	0.10	0.51	(0.64)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.33)	(0.40)	(0.43)	(0.44)	(0.44)

Net asset value, end of period	$8.43	$9.05	$9.72	$9.36	$9.69	$9.62

Total Return, at Net Asset Value[2]	(5.49)%	(3.72)%	8.51%	0.86%	5.55%	(6.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$803	$1,677	$2,885	$4,444	$6,351	$10,331

Average net assets (in thousands)	$1,228	$2,187	$3,495	$5,540	$7,822	$15,007

Ratios to average net assets:[3]
Net investment income	2.51%	3.42%	3.84%	4.13%	4.81%	3.96%
Expenses excluding specific expenses listed below	1.74%	1.64%	1.63%	1.63%	1.63%	1.61%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.98%	1.83%	1.89%	1.93%	1.86%	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	1.83%	1.89%	1.93%	1.86%[5]	1.76%

Portfolio turnover rate	10%	9%	11%	7%	30%	24%

33 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.04	$9.71	$9.35	$9.68	$9.61	$10.69

Income (loss) from investment operations:
Net investment income[1]	0.11	0.31	0.36	0.40	0.45	0.42
Net realized and unrealized gain (loss)	(0.61)	(0.64)	0.40	(0.30)	0.06	(1.05)

Total from investment operations	(0.50)	(0.33)	0.76	0.10	0.51	(0.63)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.34)	(0.40)	(0.43)	(0.44)	(0.45)

Net asset value, end of period	$8.41	$9.04	$9.71	$9.35	$9.68	$9.61

Total Return, at Net Asset Value[2]	(5.59)%	(3.70)%	8.54%	0.87%	5.60%	(6.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,395	$97,517	$124,488	$131,468	$142,154	$173,766

Average net assets (in thousands)	$85,782	$112,466	$125,656	$142,243	$150,721	$194,185

Ratios to average net assets:[3]
Net investment income	2.53%	3.36%	3.80%	4.06%	4.83%	4.04%
Expenses excluding specific expenses listed below	1.73%	1.62%	1.61%	1.62%	1.59%	1.52%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.97%	1.81%	1.87%	1.92%	1.82%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	1.81%	1.87%	1.92%	1.82%[5]	1.67%

Portfolio turnover rate	10%	9%	11%	7%	30%	24%

35 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.04	$9.71	$9.35	$9.68	$9.60	$10.69

Income (loss) from investment operations:
Net investment income[1]	0.15	0.38	0.44	0.49	0.54	0.52
Net realized and unrealized gain (loss)	(0.62)	(0.63)	0.40	(0.30)	0.07	(1.07)

Total from investment operations	(0.47)	(0.25)	0.84	0.19	0.61	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.42)	(0.48)	(0.52)	(0.53)	(0.54)

Net asset value, end of period	$8.41	$9.04	$9.71	$9.35	$9.68	$9.60

Total Return, at Net Asset Value[2]	(5.16)%	(2.83)%	9.51%	1.79%	6.66%	(5.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,011	$36,708	$28,817	$23,579	$23,842	$23,351

Average net assets (in thousands)	$29,882	$32,570	$23,906	$25,005	$20,998	$25,821

Ratios to average net assets:[3]
Net investment income	3.44%	4.10%	4.66%	5.02%	5.71%	4.94%
Expenses excluding specific expenses listed below	0.82%	0.73%	0.71%	0.72%	0.69%	0.62%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.06%	0.92%	0.97%	1.02%	0.92%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	0.92%	0.97%	1.02%	0.92%[5]	0.77%

Portfolio turnover rate	10%	9%	11%	7%	30%	24%

37 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

39 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund utilized $735,561 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

40 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$22,257,929
No expiration	118,133,249

Total	$140,391,178

At period end, it is estimated that the capital loss carryforwards would be $22,257,929 expiring by 2018 and $117,526,353, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $606,896 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$324,886,118[1]

Gross unrealized appreciation	$8,797,023

Gross unrealized depreciation	(73,573,170)

Net unrealized depreciation	$(64,776,147)

1. The Federal tax cost of securities does not include cost of $21,803,691, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

41 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

42 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$204,262,944	$—	$204,262,944
New York	—	18,732,092	—	18,732,092
U.S. Possessions	—	58,918,626	—	58,918,626

Total Assets	$—	$281,913,662	$—	$281,913,662

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

43 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are

44 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

45 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $32,634,311 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $21,060,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,250,000	NJ GO Tender Option Bond Series 2017-XF0553-1 Trust	11.370%	6/1/27	$1,975,162
1,250,000	NJ GO Tender Option Bond Series 2017-XF0553-2 Trust	11.370	6/1/28	1,889,088
1,540,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015 Trust	6.100	10/1/27	1,540,939
250,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015-2 Trust	6.710	10/1/37	251,335

46 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	11.914%	5/1/29	$2,418,884
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	11.930	5/1/30	2,040,083
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	11.930	5/1/38	1,458,820

				$11,574,311

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $21,060,000 or 7.38% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a

47 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$ 5,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$90,340,205
Market Value	$25,681,010
Market Value as % of Net Assets	10.15%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

48 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	490,977	$4,243,409	2,501,657	$23,393,526
Dividends and/or distributions reinvested	322,339	2,770,731	899,783	8,406,903
Redeemed	(5,171,953)	(44,232,275)	(6,922,609)	(64,678,763)
Net decrease	(4,358,637)	$(37,218,135)	(3,521,169)	$(32,878,334)

49 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class B
Sold	1,393	$12,652	166	$1,509
Dividends and/or distributions reinvested	1,990	17,219	7,818	73,424
Redeemed	(93,278)	(803,397)	(119,541)	(1,127,726)
Net decrease	(89,895)	$(773,526)	(111,557)	$(1,052,793)

Class C
Sold	296,556	$2,532,983	677,554	$6,313,913
Dividends and/or distributions reinvested	130,481	1,122,388	354,830	3,318,598
Redeemed	(2,488,943)	(21,226,728)	(3,062,135)	(28,456,615)
Net decrease	(2,061,906)	$(17,571,357)	(2,029,751)	$(18,824,104)

Class Y
Sold	332,625	$2,875,237	2,435,390	$22,697,741
Dividends and/or distributions reinvested	61,714	532,312	140,507	1,309,757
Redeemed	(1,838,894)	(15,615,073)	(1,480,370)	(13,736,682)
Net increase (decrease)	(1,444,555)	$(12,207,524)	1,095,527	$10,270,816

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$31,501,967	$103,755,144

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.58% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment

50 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	3,270
Accumulated Liability as of January 31, 2018	27,713

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the

51 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. Effective April 3, 2017, this rate changed to 0.25%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2018	$5,973	$3,057	$1,373	$2,341

52 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5693% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.15% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5693%.

Details of the borrowings for the reporting period are as follows:

53 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$12,430,978
Average Daily Interest Rate	1.332%
Fees Paid	$8,985,240
Interest Paid	$88,683

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

54 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$74,957

55 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

56 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New Jersey category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New Jersey funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

57 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

58 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

59 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester New Jersey Municipal Fund	8/22/17	76.9%	0.0%	23.1%
Oppenheimer Rochester New Jersey Municipal Fund	10/24/17	81.9%	0.0%	18.1%
Oppenheimer Rochester New Jersey Municipal Fund	11/21/17	75.9%	0.0%	24.1%
Oppenheimer Rochester New Jersey Municipal Fund	1/23/18	57.6%	0.0%	42.4%

60 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

61 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

63 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0395.001.0118 March 23, 2018

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-5.31%	-9.81%	-0.19%
1-Year	-1.38	-6.06	3.52
5-Year	1.92	0.93	2.69
10-Year	3.57	3.07	4.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Pennsylvania Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of January 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 4.38%. The Fund’s 12-month distribution yield at NAV of 5.16% was the second highest in Lipper’s Pennsylvania Municipal Debt Funds category, second only to this Fund’s Y shares. For residents in the top 2017 tax bracket, the taxable equivalent yield was 4.88% as of January 31, 2018. Falling bond prices during this reporting period had an adverse effect on the performance of the overall market, including the Class A shares of this Fund.

MARKET OVERVIEW

U.S. equities rallied during the 6 months ended January 31, 2018, repeatedly topping previous record high closes before dropping sharply in the waning days of the reporting period. The prices of Treasury bonds and municipal bonds declined during this reporting period, and the 6-month total return of the Bloomberg Barclays Municipal Bond Index, this Fund’s benchmark, was negative.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to

The average 12-month distribution yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category was 3.29% at the end of this reporting period. At 5.16%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 187 basis points higher than the category average.

increase the Fed Funds target rate by one-quarter of 1 percentage point to a range of

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.38%
Dividend Yield with sales charge	4.17
Standardized Yield	2.67
Taxable Equivalent Yield	4.88
Last distribution (1/23/18)	$0.035
Total distributions (8/1/17 to 1/31/18)	$0.229

Endnotes for this discussion begin on page 15 of this report.

3 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1.25% to 1.50%. The FOMC cited the recent trends in employment, household spending, and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The FOMC left interest rates unchanged at Janet Yellen’s final meeting as chair on January 31, 2018. The FOMC said it expected the rate of inflation “to move up this year” and stabilize around its 2% objective “over the medium term.” Also late in January, the U.S. Senate confirmed Jerome Powell as Ms. Yellen’s successor as Fed chair. Mr. Powell, who was nominated by President Trump in November 2017, has been a member of the Fed Board of Governors since 2012.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.24%, 49 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve both rose and flattened during this reporting period, and the yield changes were greatest at the short end of the curves. At the end of this reporting period, the muni yield curve was slightly steeper than it had been in December 2017, when it was

4 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

at its flattest since late 2007. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries with maturities of 10 years and less were higher than municipal yields with comparable maturities as of January 31, 2018. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor in the three highest federal tax brackets. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated, and unrated securities typically outperform municipal securities with higher credit ratings.

Pennsylvania’s governor, Tom Wolf, ended a four-month impasse in October 2017 when he signed signing a series of bills aimed at balancing the commonwealth’s $32 billion fiscal 2018 budget. Included were bills authorizing an expansion of casino gambling and the issuance of $1.5 billion of double-barreled securities backed by proceeds from the tobacco Master Settlement Agreement (MSA) and government appropriations. Republican lawmakers have estimated that the gambling expansion could bring in an estimated $200 million this fiscal year, with slightly lower amounts expected in subsequent years. The bill authorizes the creation of 10 mini-casinos and allows truck stops to have video-gambling machines. The budget package also includes levies on fireworks and online sales. These undertakings were initiated as a means to help cover a projected $2.2 billion deficit.

As a result of assorted legislative strife, S&P Global Ratings (S&P) downgraded Pennsylvania’s general obligation (G.O.) bonds to A-plus, from AA-minus, in September 2017. Fitch Ratings took Pennsylvania’s G.O. debt off rating watch negative in December 2017 and affirmed its AA-minus rating while assigning a negative outlook. These ratings remained in effect as of January 31, 2018. As of the same date, Pennsylvania’s G.O. bonds were rated Aa3 by Moody’s Investors Service. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

5 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. In May 2017, before the start of this reporting period, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts. The filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers.

Also in May 2017, debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended by Judge Swain, pending the resolution of the

6 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

proper application of funds among COFINA bondholders. The COFINA trustee reported that the bonds’ debt-service account held nearly $904 million in December 2017 and $1.02 billion in mid-January 2018. Note: In a filing dated February 9, 2018, the trustee reported a balance of $1.14 billion.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September 2017 while the government of Puerto Rico focused on its immediate needs in the aftermath of Hurricanes Irma and Maria. The deadlines for providing information to the board and for the approval of the fiscal plan were extended into 2018.

In the latter half of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government, and the bondholders also appeared at Congressional hearings during this time period.

In late December 2017, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and

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The Rochester Portfolio Managers

the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for

8 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Credit Research Team

9 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

Developments after January 31: In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA by February 12, saying that they did not comply with PROMESA. The revised plan for the Commonwealth called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. The plan used various state debt metrics to suggest that Puerto Rico has an “unsustainable” debt portfolio but it failed to address the fact that Puerto Ricans who live on the island are not subject to federal income tax, rendering the comparisons invalid. Like its predecessors, the plan relied on financial data that has yet to be audited or released to the public. The oversight board has said that it expects to certify the plans by March 30.

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

Late in the month, the oversight board extended the deadline for the government’s fiscal plan for fiscal year 2019. The oversight board set a mid-April due date and said that the new plan must demonstrate “consistency with historical actual expenditures.” In the state of the Commonwealth speech, the governor promised to increase salaries, reduce taxes, and protect pensions; his assertion that the oversight board had endorsed the plan to maintain pensions was contradicted by the executive director of the oversight board, Natalie Jaresko, and later walked back. Ms. Jaresko, meanwhile, reportedly asked for a significant tuition hike at the University of Puerto Rico but walked back that claim, citing “bad communication.” Meanwhile, several organizations, including the Hispanic Leadership Fund, called for Ms. Jaresko’s dismissal, citing her annual salary ($625,000) and her refusal to define the “essential services” mentioned in various fiscal plans.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House

10 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The governor complained that the U.S. Treasury loan was being delayed. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 255 securities as of January 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 4.2 cents per share at the outset of this reporting period, was reduced to 3.9 cents per share beginning with the September 2017 payout, and to 3.5 cents per share beginning with the December 2017 payout. In all, the Fund distributed 22.9 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Six of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The higher education sector, this Fund’s fourth largest, was the strongest performer. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The Fund’s holdings in this sector include three bonds issued in the Commonwealth of Puerto Rico. The Fund’s second- and fifth-largest sectors (education and hospital/healthcare, respectively) and its seventh- through ninth-largest – student housing, highways/ commuter facilities, and tax increment financing (TIF), respectively – were also ranked among the 10 best-performing sectors.

11 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Research-based security selection continued to be a factor in the strong performance of these sectors. The education sector was the fourth strongest performer this reporting period. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state. Most of the securities in the hospital/healthcare sector, the Fund’s tenth strongest sector, are investment grade, though the Fund also invests across the credit spectrum in this sector; one of the Fund’s holdings in this sector was issued in Puerto Rico. The student housing sector, which was the third strongest this reporting period, tends to perform well because the nation’s colleges and universities typically have predictable student populations and thus accurate revenue forecasts. The highway/ commuter facilities sector was the Fund’s ninth strongest performer this reporting period. Bonds in this sector are used to build and maintain roadways and highway amenities. The Fund’s holdings in this sector include three securities issued in Puerto Rico. The TIF sector was the Fund’s sixth strongest performer this reporting period. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

Seven sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O. sector (the Fund’s sixth largest), sales tax revenue sector (the twelfth largest),

sewer utilities sector (the fifteenth largest), and municipal leases sector (the seventeenth largest) as well as PREPA bonds, which are included in the electric utility sector (the tenth largest), were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the following sectors: MSA-backed tobacco bonds, and government appropriations.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

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INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2018, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

13        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	13.8%
Education	13.5
U.S. Government Obligations	12.2
Higher Education	11.9
Hospital/Healthcare	6.4
General Obligation	6.2
Student Housing	5.2
Highways/Commuter Facilities	4.8
Tax Increment Financing (TIF)	3.1
Electric Utilities	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	6.2%	6.2%
AA	14.2	0.0	14.2
A	27.4	0.0	27.4
BBB	17.6	4.5	22.1
BB or lower	21.6	8.5	30.1
Total	80.8%	19.2%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

14 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/18

	Without Sales Charge	With Sales Charge
Class A	4.38%	4.17%
Class B	3.83	N/A
Class C	3.89	N/A
Class Y	4.56	N/A

TAXABLE EQUIVALENT YIELDS

As of 1/31/18
Class A	4.88%
Class B	3.80
Class C	3.91
Class Y	5.56

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	2.67%
Class B	2.08
Class C	2.14
Class Y	3.04

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	2.66%
Class B	2.08
Class C	2.14
Class Y	3.04

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-5.31%	-1.38%	1.92%	3.57%	5.33%
Class B (OPABX)	5/3/93	-5.74	-2.15	1.15	3.08	4.54
Class C (OPACX)	8/29/95	-5.73	-2.14	1.16	2.80	4.01
Class Y (OPAYX)	11/29/10	-5.29	-1.25	2.08	N/A	4.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-9.81%	-6.06%	0.93%	3.07%	5.15%
Class B (OPABX)	5/3/93	-10.36	-6.85	0.83	3.08	4.54
Class C (OPACX)	8/29/95	-6.66	-3.08	1.16	2.80	4.01
Class Y (OPAYX)	11/29/10	-5.29	-1.25	2.08	N/A	4.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

15 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.035 for the 23-day accrual period ended January 23, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 23, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0306, $0.0310, and $0.0365, respectively, for the 23-day accrual period ended January 23, 2018 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total interest and dividend payments for the trailing 12 months divided by the sum of the share price (at NAV) on January 31, 2018 and any capital gains distributed over the same period. The calculation included 58 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and Pennsylvania tax rate of 45.3%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

16 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$ 1,000.00	$ 946.90	$ 5.71
Class B	1,000.00	942.60	8.95
Class C	1,000.00	942.70	8.95
Class Y	1,000.00	947.10	4.48

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.36	5.92
Class B	1,000.00	1,016.03	9.29
Class C	1,000.00	1,016.03	9.29
Class Y	1,000.00	1,020.62	4.65

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	1.82
Class C	1.82
Class Y	0.91

19 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.0%
Pennsylvania—83.3%
$6,500,000	Allegheny County, PA GO1	5.000%	11/01/2041	$7,370,284
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	36,821
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	168,603
1,075,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,154,475
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,242,292
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,056,070
615,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2037	674,384
1,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2047	1,632,150
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,403,337
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,899,696
2,355,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,428,452
5,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	5,691
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,063,780
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,264,512
900,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	956,430
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,572,960
820,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	821,919
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,227,340
550,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	550,594
330,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	349,434
12,450,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	12,253,290
1,590,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,623,454
1,230,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,255,904
1,595,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,628,686
375,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2037	412,687
500,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2042	547,780

20 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$600,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000%	05/15/2047	$654,882
13,400,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group)[1]	5.000	11/01/2047	14,930,012
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[2]	5.500	11/01/2031	13,802,458
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,421,770
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,021,442
560,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	561,277
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,762,886
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,107,443
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,386,200
2,000,000	Chester County, PA H&EFA (Main Line Health System)[1]	5.000	10/01/2052	2,242,620
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,069,780
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,076,220
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,313,391
1,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	1,382,666
2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2029	2,593,102
3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2033	3,706,325
260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	269,880
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2031	1,152,220
775,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2032	890,521
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	3,869,681
1,750,000	Delaware County, PA Authority (Elwyn/ElwynNJ/ ElwynCA/Family Support Services Obligated Group)[1]	5.000	06/01/2037	1,902,670
75,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	75,225
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,194,556
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	288,341
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,030,620

21 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$650,000	Delaware County, PA Authority (Neumann College)[1]	6.250%		10/01/2038	$670,436
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2025	1,234,031
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2031	1,559,506
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2035	2,492,074
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250		10/01/2031	1,315,213
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	893,538
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	1,076,430
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,329,650
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,137,232
75,000	Erie, PA City School District[1]	5.250		03/01/2039	75,215
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	8,500,520
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,050,970
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,689,531
905,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.350		03/15/2028	926,901
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,075,360
1,450,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	1,468,705
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,234,883
436,444	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2018	438,329
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2023	3,609,000
2,747,774	Lehigh County, PA GPA (Kidspeace)[1,3]	0.000	[4]	02/01/2044	886,459
2,721,970	Lehigh County, PA GPA (Kidspeace)[3]	7.500		02/01/2044	408
3,484,140	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/ KCH/KMAKNC/KNCONM/IRSch Obligated Group)[1,5]	7.500		02/01/2044	3,557,307
1,525,000	Luzerne County, PA GO1	6.750		11/01/2023	1,649,806
500,000	Luzerne County, PA GO1	7.000		11/01/2026	543,055
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,565,950
5,425,000	Montgomery County, PA IDA (ARLC/LVE/ATI/ ASCS/AMS Obligated Group)[1]	5.000		11/15/2036	6,087,989
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500		12/01/2025	352,320

22 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$4,500,000	Northampton County, PA General Purpose Authority (Lafayette College)[1]	5.000%	11/01/2047	$5,137,020
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	3,130,670
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2027	1,567,500
2,270,503	Northampton County, PA IDA (Northampton Generating)[3,6]	5.000	12/31/2023	681,151
14,826,610	Northampton County, PA IDA (Northampton Generating)[3,6]	5.000	12/31/2023	4,447,983
16,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	17,015,680
2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	2,259,980
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,270,900
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,186,270
17,715,000	PA Geisinger Authority Health System[2]	5.000	02/15/2045	19,989,016
9,000,000	PA GO2	5.000	06/01/2022	10,076,460
115,000	PA GO1	5.000	06/01/2022	128,784
4,055,000	PA GO1	5.000	07/01/2022	4,548,169
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,277,146
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	511,551
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,401,021
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,300,150
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,170,820
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,385,305
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,866,695
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,357,226
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	850,020
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,875,436
50,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	50,167
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,464,414
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,314,310
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,738,290
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	2,017,873
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,614,725
1,000,000	PA HEFA (University Properties Student Hsg.)[1]	5.000	07/01/2031	1,086,440
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,059,650
1,000,000	PA HEFA (Widener University)[1]	5.000	07/15/2038	1,063,370
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,352,600
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,769,115
4,410,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,731,224
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,206,400

23 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000%		04/01/2030	$266,098
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	2,387,678
4,780,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2032	5,059,152
1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2029	1,112,050
12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[2]	6.000		06/01/2029	13,399,629
3,750,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2027	4,228,613
8,795,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	9,725,951
200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	242,926
4,800,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	5,187,264
1,750,000	PA Turnpike Commission[1]	5.000		06/01/2030	1,973,038
500,000	PA Turnpike Commission[1]	5.000		12/01/2030	573,440
1,000,000	PA Turnpike Commission[1]	5.000		12/01/2031	1,143,110
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2032	2,225,720
5,750,000	PA Turnpike Commission[1]	5.000		12/01/2040	6,461,620
900,000	PA Turnpike Commission[1]	5.500	[4]	12/01/2034	993,051
4,100,000	PA Turnpike Commission[1]	5.500	[4]	12/01/2034	4,535,871
5,000,000	PA Turnpike Commission[1]	5.500		12/01/2042	5,803,200
610,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	681,449
570,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	636,764
2,820,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	3,150,307
10,000,000	PA Turnpike Commission[1]	6.375	[4]	12/01/2038	12,411,000
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,269,980
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,086,028
1,430,000	Pennsylvania State University[1]	5.000		09/01/2041	1,646,087
2,500,000	Pennsylvania State University[1]	5.000		09/01/2047	2,897,800
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	2,531,875
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	464,220
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250		04/01/2042	518,630
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	1,029,410
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	518,285
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,144,203

24 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625%	06/15/2042	$4,159,120
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,448,596
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750	06/15/2033	2,199,400
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000	06/15/2043	3,415,871
9,230,000	Philadelphia, PA Authority for Industrial Devel. (TJU/TJUHS/TJUH/JUP/AHlth/AHlthF/AMH/LHosp/ AriaH/AHSys Obligated Group)[1]	5.000	09/01/2047	10,276,036
2,870,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,873,329
3,500,000	Philadelphia, PA GO1	5.000	08/01/2035	4,046,595
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	6,998,179
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	250,873
1,300,000	Philadelphia, PA Hsg. Authority[1]	5.000	05/01/2039	1,447,420
2,415,000	Philadelphia, PA Hsg. Authority[1]	5.000	05/01/2042	2,692,894
3,335,000	Philadelphia, PA Hsg. Authority (PHA Headquarters)[1]	5.000	05/01/2047	3,691,011
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,058,050
25,000	Philadelphia, PA Parking Authority[1]	5.125	02/15/2018	25,033
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,070
75,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1,5]	5.450	02/01/2023	75,230
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2028	11,134,600
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2029	11,056,400
1,000,000	Philadelphia, PA School District[1]	5.000	09/01/2032	1,091,730
45,000	Philadelphia, PA School District[1]	6.000	09/01/2038	46,189
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,132
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,132
1,895,000	Philadelphia, PA Water & Wastewater[1]	5.000	10/01/2052	2,132,898
2,710,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,767,588
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/ LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.000	07/01/2041	4,443,640
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	929,466
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,997,136
1,500,000	Reading, PA School District[1]	5.000	03/01/2037	1,691,115
1,500,000	Reading, PA School District[1]	5.000	03/01/2038	1,687,365
820,000	Scranton, PA School District[1]	5.000	12/01/2034	931,020
750,000	Scranton, PA School District[1]	5.000	12/01/2035	849,533
6,600,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	6,604,686
2,000,000	Westmoreland County, PA Municipal Authority[1]	5.000	08/15/2038	2,247,900
2,600,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2034	2,933,034

25 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$2,125,000	Wilkes-Barre, PA Area School District[1]	5.000%		08/01/2036	$2,386,651
					517,554,933

U.S. Possessions—25.7%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	722,519
185,000	Guam Power Authority, Series A1	5.000		10/01/2023	205,417
235,000	Guam Power Authority, Series A1	5.000		10/01/2024	260,168
420,000	Guam Power Authority, Series A1	5.000		10/01/2030	457,645
575,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	559,187
1,240,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,171,106
915,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	924,928
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	2,227,500
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	601,425
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,087,700
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	746,212
2,250,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[4]	07/01/2024	1,721,250
27,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	25,178,936
29,590,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	27,148,825
53,320,000	Puerto Rico Children’s Trust Fund (TASC)	7.153	[7]	05/15/2050	3,960,610
926,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[7]	05/15/2057	29,601,675
2,000,000	Puerto Rico Commonwealth GO8	5.000		07/01/2020	505,000
3,000,000	Puerto Rico Commonwealth GO8	5.125		07/01/2028	757,500
2,500,000	Puerto Rico Commonwealth GO8	5.375		07/01/2033	631,250
5,000,000	Puerto Rico Commonwealth GO8	5.500		07/01/2026	1,262,500
7,360,000	Puerto Rico Commonwealth GO8	5.500		07/01/2039	1,858,400
9,000,000	Puerto Rico Commonwealth GO8	5.750		07/01/2036	2,272,500
3,000,000	Puerto Rico Commonwealth GO8	5.750		07/01/2041	757,500
15,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2027	15,038
790,000	Puerto Rico Commonwealth GO8	6.000		07/01/2028	199,475
13,500,000	Puerto Rico Commonwealth GO8	8.000		07/01/2035	3,651,750
403,060	Puerto Rico Electric Power Authority[8]	10.000		07/01/2019	144,094
403,059	Puerto Rico Electric Power Authority[8]	10.000		07/01/2019	144,094
336,338	Puerto Rico Electric Power Authority[8]	10.000		01/01/2021	120,241
336,339	Puerto Rico Electric Power Authority[8]	10.000		07/01/2021	120,241
112,113	Puerto Rico Electric Power Authority[8]	10.000		01/01/2022	40,080
112,113	Puerto Rico Electric Power Authority[8]	10.000		07/01/2022	40,080
4,920,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	1,758,900
3,325,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	1,188,687
3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	1,072,500
1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	513,013
1,510,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	539,825
5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	1,980,550
1,760,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	629,200
3,505,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	1,253,038
3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2027	1,072,500

26 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$6,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000%		07/01/2025	$5,807,040
1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2032	518,375
1,670,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	597,025
2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	874,087
725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000		07/01/2022	259,188
1,000,000	Puerto Rico Highway & Transportation Authority[8]	5.300		07/01/2035	607,500
10,000	Puerto Rico Highway & Transportation Authority, Series A8	5.000		07/01/2038	1,115
325,000	Puerto Rico Highway & Transportation Authority, Series H8	5.000		07/01/2028	36,237
270,000	Puerto Rico Infrastructure[3]	5.000		07/01/2041	12,285
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[8]	6.500		10/01/2037	696,500
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	189,500
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	1,090,625
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	112,813
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	163,263
1,265,000	Puerto Rico Public Buildings Authority[8]	6.000		07/01/2019	370,012
2,070,000	Puerto Rico Public Buildings Authority[3]	6.000		07/01/2041	605,475
1,500,000	Puerto Rico Public Buildings Authority[8]	6.500		07/01/2030	438,750
1,000,000	Puerto Rico Public Buildings Authority[3]	6.750		07/01/2036	292,500
3,000,000	Puerto Rico Public Buildings Authority[8]	10.000		07/01/2034	877,500
1,015,000	Puerto Rico Public Buildings Authority, Series D8	5.250		07/01/2036	296,887
5,725,000	Puerto Rico Public Finance Corp., Series B8	5.500		08/01/2031	128,813
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.375		08/01/2039	781,250
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.500		08/01/2037	1,153,906
950,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.500		08/01/2042	148,438
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.750		08/01/2037	781,250
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.375		08/01/2039	781,250
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.500		08/01/2044	468,750
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	7.276	[7]	08/01/2034	1,397,400
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C8	5.711	[7]	08/01/2038	704,026
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C8	5.750		08/01/2057	10,511,750
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C8	6.000		08/01/2039	859,375
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C8	6.000		08/01/2042	156,250
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,143,188
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	861,250
2,500,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	1,243,750
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[7]	05/15/2035	572,280
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[7]	05/15/2035	977,782
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[7]	05/15/2035	1,649,270
1,715,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,718,704
					159,988,418
Total Municipal Bonds and Notes (Cost $792,968,746)					677,543,351

Total Investments, at Value (Cost $792,968,746)—109.0%					677,543,351
Net Other Assets (Liabilities)—(9.0)					(55,987,273)
Net Assets—100.0%					$621,556,078

27 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. Interest or dividend is paid-in-kind, when applicable.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services, Inc.
AHlth	Abington Health
AHlthF	Abington Health Foundation
AHSys	Aria Health System
AMH	Abington Memorial Hospital
AMS	ACTS Management Services, Inc.
AriaH	Aria Health
ARLC	ACTS Retirement-Life Communities, Inc.
ASCS	ACTS Signature Community Services, Inc.
ATI	Azalea Trace, Inc.
BHospital	Reading Hospital
CHH	Chestnut Hill Hospital
EDFA	Economic Devel. Finance Authority
ElwynCA	Elwyn California
ElwynNJ	Elwyn New Jersey
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
IDA	Industrial Devel. Agency
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
JUP	Jefferson University Physicians
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
LHosp	Landsdale Hospital
LVE	Lanier Village Estates, Inc.

28 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital
RHosp	Reading Hospital
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
THlth	Tower Health
TJU	Thomas Jefferson University
TJUH	Thomas Jefferson University Hospital
TJUHS	TJUH System
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $792,968,746)—see accompanying statement of investments	$677,543,351

Cash	579,179

Receivables and other assets:
Investments sold (including $48,755 sold on a when-issued or delayed delivery basis)	8,203,004
Interest	7,117,764
Shares of beneficial interest sold	271,709
Other	154,551

Total assets	693,869,558

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	37,270,000
Payable for borrowings (See Note 9)	30,400,000
Shares of beneficial interest redeemed	3,644,163
Dividends	626,321
Trustees’ compensation	126,465
Distribution and service plan fees	111,627
Interest expense on borrowings	38,800
Shareholder communications	903
Other	95,201

Total liabilities	72,313,480

Net Assets	$621,556,078

Composition of Net Assets
Paid-in capital	$860,787,193

Accumulated net investment loss	(3,293,625)

Accumulated net realized loss on investments	(120,512,095)

Net unrealized depreciation on investments	(115,425,395)

Net Assets	$621,556,078

30 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $419,271,994 and 43,394,979 shares of beneficial interest outstanding)	$9.66
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.14

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $920,220 and 95,343 shares of beneficial interest outstanding)	$9.65

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $164,091,799 and 17,029,038 shares of beneficial interest outstanding)	$9.64

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $37,272,065 and 3,855,540 shares of beneficial interest outstanding)	$9.67

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$18,072,030

Expenses
Management fees	1,836,490

Distribution and service plan fees:
Class A	569,570
Class B	7,807
Class C	831,637

Transfer and shareholder servicing agent fees:
Class A	234,443
Class B	867
Class C	92,558
Class Y	24,366

Shareholder communications:
Class A	7,005
Class B	242
Class C	3,486
Class Y	730

Borrowing fees	390,466

Legal, auditing and other professional fees	345,173

Interest expense on borrowings	165,532

Interest expense and fees on short-term floating rate notes issued (See Note 4)	93,981

Trustees’ compensation	4,556

Custodian fees and expenses	2,514

Other	6,546

Total expenses	4,617,969

Net Investment Income	13,454,061

Realized and Unrealized Loss

Net realized loss on investment transactions	(32,247,102)

Net change in unrealized appreciation/depreciation on investment transactions	(20,783,662)

Net Decrease in Net Assets Resulting from Operations	$(39,576,703)

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017

Operations
Net investment income	$13,454,061	$32,872,346

Net realized loss	(32,247,102)	(9,483,626)

Net change in unrealized appreciation/depreciation	(20,783,662)	(1,942,210)

Net increase (decrease) in net assets resulting from operations	(39,576,703)	21,446,510

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(10,658,413)	(26,488,471)
Class B	(33,266)	(175,422)
Class C	(3,612,654)	(9,427,119)
Class Y	(1,162,998)	(2,143,487)

	(15,467,331)	(38,234,499)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(44,536,805)	(14,663,846)
Class B	(1,650,173)	(2,888,195)
Class C	(20,916,218)	(16,468,612)
Class Y	(13,421,054)	24,874,445

	(80,524,250)	(9,146,208)

Net Assets
Total decrease	(135,568,284)	(25,934,197)

Beginning of period	757,124,362	783,058,559

End of period (including accumulated net investment loss of $3,293,625 and $1,280,355, respectively)	$621,556,078	$757,124,362

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(39,576,703)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(57,742,743)
Proceeds from disposition of investment securities	89,338,992
Short-term investment securities, net	16,315,471
Premium amortization	1,702,642
Discount accretion	(3,581,277)
Net realized loss on investment transactions	32,247,102
Net change in unrealized appreciation/depreciation on investment transactions	20,783,662
Change in assets:
Decrease in other assets	108,107
Decrease in interest receivable	304,529
Increase in receivable for securities sold	(2,083,278)
Change in liabilities:
Increase in other liabilities	12,806
Decrease in payable for securities purchased	(7,376,480)

Net cash provided by operating activities	50,452,830

Cash Flows from Financing Activities
Proceeds from borrowings	123,900,000
Payments on borrowings	(93,500,000)
Payments and proceeds on short-term floating rate notes issued	11,810,000
Proceeds from shares sold	39,647,407
Payments on shares redeemed	(130,338,442)
Cash distributions paid	(2,066,848)

Net cash used in financing activities	(50,547,883)

Net decrease in cash	(95,053)

Cash, beginning balance	674,232

Cash, ending balance	$579,179

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $13,407,557.

Cash paid for interest on borrowings—$127,101.

Cash paid for interest on short-term floating rate notes issued—$93,981.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.44	$10.67	$10.49	$10.38	$10.53	$11.47

Income (loss) from investment operations:
Net investment income[1]	0.20	0.47	0.59	0.63	0.67	0.61
Net realized and unrealized gain (loss)	(0.75)	(0.16)	0.20	0.09	(0.22)	(0.94)

Total from investment operations	(0.55)	0.31	0.79	0.72	0.45	(0.33)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.54)	(0.61)	(0.61)	(0.60)	(0.61)

Net asset value, end of period	$9.66	$10.44	$10.67	$10.49	$10.38	$10.53

Total Return, at Net Asset Value[2]	(5.31)%	2.96%	7.84%	6.98%	4.57%	(3.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,272	$500,340	$526,247	$552,146	$586,870	$737,142

Average net assets (in thousands)	$464,538	$509,600	$537,284	$589,000	$624,096	$812,430

Ratios to average net assets:[3]
Net investment income	3.98%	4.50%	5.59%	5.93%	6.60%	5.32%
Expenses excluding specific expenses listed below	0.97%	0.83%	0.80%	0.77%	0.76%	0.69%
Interest and fees from borrowings	0.16%	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%	0.11%
Total expenses	1.16%	1.00%	0.97%	0.95%	1.03%	0.89%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.00%	0.97%	0.95%	1.03%[5]	0.88%

Portfolio turnover rate	8%	20%	6%	12%	6%	10%

35 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class B	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.44	$10.66	$10.49	$10.37	$10.52	$11.47

Income (loss) from investment operations:
Net investment income[1]	0.17	0.41	0.51	0.55	0.59	0.51
Net realized and unrealized gain (loss)	(0.77)	(0.16)	0.19	0.10	(0.22)	(0.95)

Total from investment operations	(0.60)	0.25	0.70	0.65	0.37	(0.44)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.47)	(0.53)	(0.53)	(0.52)	(0.51)

Net asset value, end of period	$9.65	$10.44	$10.66	$10.49	$10.37	$10.52

Total Return, at Net Asset Value[2]	(5.74)%	2.22%	7.04%	6.27%	3.75%	(4.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$920	$2,703	$5,686	$11,078	$16,828	$26,479

Average net assets (in thousands)	$1,711	$3,917	$7,651	$14,523	$20,693	$35,453

Ratios to average net assets:[3]
Net investment income	3.26%	3.95%	4.89%	5.14%	5.82%	4.47%
Expenses excluding specific expenses listed below	1.63%	1.56%	1.55%	1.53%	1.56%	1.53%
Interest and fees from borrowings	0.16%	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	1.82%	1.73%	1.72%	1.71%	1.83%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.73%	1.72%	1.71%	1.83%[5]	1.72%

Portfolio turnover rate	8%	20%	6%	12%	6%	10%

37 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.42	$10.64	$10.47	$10.36	$10.51	$11.45

Income (loss) from investment operations:
Net investment income[1]	0.17	0.40	0.51	0.55	0.60	0.52
Net realized and unrealized gain (loss)	(0.75)	(0.15)	0.19	0.09	(0.22)	(0.94)

Total from investment operations	(0.58)	0.25	0.70	0.64	0.38	(0.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.47)	(0.53)	(0.53)	(0.53)	(0.52)

Net asset value, end of period	$9.64	$10.42	$10.64	$10.47	$10.36	$10.51

Total Return, at Net Asset Value[2]	(5.73)%	2.23%	7.06%	6.19%	3.79%	(3.88)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,092	$199,497	$220,769	$226,296	$236,269	$304,243

Average net assets (in thousands)	$183,386	$209,822	$221,129	$239,680	$255,808	$342,161

Ratios to average net assets:[3]
Net investment income	3.32%	3.79%	4.84%	5.17%	5.84%	4.55%
Expenses excluding specific expenses listed below	1.63%	1.56%	1.55%	1.52%	1.52%	1.46%
Interest and fees from borrowings	0.16%	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	1.82%	1.73%	1.72%	1.70%	1.79%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.73%	1.72%	1.70%	1.79%[5]	1.65%

Portfolio turnover rate	8%	20%	6%	12%	6%	10%

39 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.45	$10.68	$10.50	$10.38	$10.53	$11.48

Income (loss) from investment operations:
Net investment income[1]	0.21	0.47	0.60	0.65	0.69	0.62
Net realized and unrealized gain (loss)	(0.75)	(0.14)	0.20	0.10	(0.22)	(0.94)

Total from investment operations	(0.54)	0.33	0.80	0.75	0.47	(0.32)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.56)	(0.62)	(0.63)	(0.62)	(0.63)

Net asset value, end of period	$9.67	$10.45	$10.68	$10.50	$10.38	$10.53

Total Return, at Net Asset Value[2]	(5.29)%	3.14%	7.99%	7.23%	4.72%	(3.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,272	$54,584	$30,357	$29,137	$26,322	$32,754

Average net assets (in thousands)	$48,224	$39,973	$28,378	$30,378	$28,437	$34,321

Ratios to average net assets:[3]
Net investment income	4.22%	4.53%	5.73%	6.07%	6.75%	5.46%
Expenses excluding specific expenses listed below	0.72%	0.65%	0.65%	0.62%	0.62%	0.55%
Interest and fees from borrowings	0.16%	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	0.91%	0.82%	0.82%	0.80%	0.89%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.82%	0.82%	0.80%	0.89%	0.74%

Portfolio turnover rate	8%	20%	6%	12%	6%	10%

41 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of

Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

43 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

44 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$43,078,455
No expiration	44,516,935

Total	$87,595,390

At period end, it is estimated that the capital loss carryforwards would be $43,078,455 expiring by 2018 and $76,764,037, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$640,273,351[1]

Gross unrealized appreciation	$21,704,464

Gross unrealized depreciation	(137,129,859)

Net unrealized depreciation	$(115,425,395)

1. The Federal tax cost of securities does not include cost of $36,187,965, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

45 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

46 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$517,554,933	$—	$517,554,933
U.S. Possessions	—	159,988,418	—	159,988,418

Total Assets	$—	$677,543,351	$—	$677,543,351

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at
Value:
Municipal Bonds and Notes
Pennsylvania	$27	$(27)

Total Assets	$27	$(27)

47 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition

48 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing

49 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $19,460,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $57,267,563 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $37,270,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond

50 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	13.453%	11/1/31	$4,052,458
5,905,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0602 Trust	9.483	2/15/45	8,179,016
3,000,000	PA GO Tender Option Bond Series 2016-XF0534 Trust	9.463	6/1/22	4,076,460
3,230,000	PA Southcentral General Authority (Hanover Hospital) Tender Option Bond Series 2015-XF2131 Trust[3]	15.579	6/1/29	3,689,629

				$19,997,563

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $37,270,000 or 5.37% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially

51 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$48,755

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$148,780,902
Market Value	$45,958,552
Market Value as % of Net Assets	7.39%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to

52 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

53 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	2,107,601	$21,066,145	5,257,460	$55,073,746
Dividends and/or distributions reinvested	905,997	9,046,422	2,152,725	22,561,837
Redeemed	(7,531,838)	(74,649,372)	(8,819,104)	(92,299,429)
Net decrease	(4,518,240)	$(44,536,805)	(1,408,919)	$(14,663,846)

Class B
Sold	24	$242	3,082	$32,328
Dividends and/or distributions reinvested	3,015	30,316	14,637	153,394
Redeemed	(166,757)	(1,680,731)	(292,025)	(3,073,917)
Net decrease	(163,718)	$(1,650,173)	(274,306)	$(2,888,195)

Class C
Sold	950,897	$9,522,747	2,001,073	$20,955,609
Dividends and/or distributions reinvested	327,391	3,261,663	789,856	8,257,664
Redeemed	(3,402,940)	(33,700,628)	(4,378,996)	(45,681,885)
Net decrease	(2,124,652)	$(20,916,218)	(1,588,067)	$(16,468,612)

Class Y
Sold	868,702	$8,736,248	3,186,877	$33,267,075
Dividends and/or distributions reinvested	106,791	1,069,156	182,375	1,912,475
Redeemed	(2,344,106)	(23,226,458)	(988,574)	(10,305,105)
Net increase (decrease)	(1,368,613)	$(13,421,054)	2,380,678	$24,874,445

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$57,742,743	$89,338,992

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

54 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.52% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,545
Accumulated Liability as of January 31, 2018	46,998

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though

55 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

56 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2018	$31,420	$8,859	$867	$12,119

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5693% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

57 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.13% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5693%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$23,798,913
Average Daily Interest Rate	1.335%
Fees Paid	$125,892
Interest Paid	$127,101

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

58 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$131,606

59 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

60 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Pennsylvania category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Pennsylvania funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and its category median. The Board also noted that the Fund’s total expenses were equal to its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

61 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

62 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Pennsylvania Municipal Fund	8/22/17	65.9%	0.0%	34.1%

Oppenheimer Rochester Pennsylvania Municipal Fund	9/26/17	90.5%	0.0%	9.5%

Oppenheimer Rochester Pennsylvania Municipal Fund	10/24/17	70.4%	0.0%	29.6%

Oppenheimer Rochester Pennsylvania Municipal Fund	11/21/17	70.9%	0.0%	29.1%

Oppenheimer Rochester Pennsylvania Municipal Fund	1/23/18	62.9%	0.0%	37.1%

64 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Elizabeth Mossow, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

65 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

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66 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

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OppenheimreFunds®

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RS0740.001.0118 March 23, 2018

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **High Yield Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-1.47%	-6.15%	-0.19%
1-Year	5.57	0.55	3.52
5-Year	4.57	3.56	2.69
10-Year	2.97	2.47	4.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester High Yield Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of January 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 5.31%. The Fund’s 12-month distribution yield at NAV of 5.74% was the second highest in Lipper’s High Yield Municipal Debt Funds category, second only to this Fund’s Y shares. For investors in the top 2017 tax bracket, the taxable equivalent yield was 6.24% as of January 31, 2018. Falling bond prices during this reporting period had an adverse effect on the performance of the overall market, including the Class A shares of this Fund.

MARKET OVERVIEW

U.S. equities rallied during the 6 months ended January 31, 2018, repeatedly topping previous record high closes before dropping sharply in the waning days of the reporting period. The prices of Treasury bonds and municipal bonds declined during this reporting period, and the 6-month total return of the Bloomberg Barclays Municipal Bond Index, this Fund’s benchmark, was negative.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to increase the Fed Funds target rate by one-

The average 12-month distribution yield at NAV in Lipper’s High Yield Municipal Debt Funds category was 3.72% at the end of this reporting period. At 5.74%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 202 basis points higher than the category average.

quarter of 1 percentage point to a range of 1.25% to 1.50%. The FOMC cited the recent trends in employment, household spending,

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.31%
Dividend Yield with sales charge	5.06
Standardized Yield	3.53
Taxable Equivalent Yield	6.24
Last distribution (1/23/18)	$0.031
Total distributions (8/1/17 to 1/31/18)	$0.192

Endnotes for this discussion begin on page 14 of this report.

3 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%.The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The FOMC left interest rates unchanged at Janet Yellen’s final meeting as chair on January 31, 2018. The FOMC said it expected the rate of inflation “to move up this year” and stabilize around its 2% objective “over the medium term.” Also late in January, the U.S. Senate confirmed Jerome Powell as Ms. Yellen’s successor as Fed chair. Mr. Powell, who was nominated by President Trump in November 2017, has been a member of the Fed Board of Governors since 2012.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.24%, 49 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve both rose and flattened during this reporting period, and the yield changes were greatest at the short end of the curves. At the end of this reporting period, the muni yield curve was slightly steeper than it had been in December 2017, when it was at its flattest since late 2007. Flatter yield curves provide investors with fewer incentives to

4 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries with maturities of 10 years and less were higher than municipal yields with comparable maturities as of January 31, 2018. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor in the three highest federal tax brackets. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated, and unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

5 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. In May 2017, before the start of this reporting period, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts. The filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers.

Also in May 2017, debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. The COFINA trustee reported that the bonds’ debt-service account held nearly $904 million in December 2017 and $1.02 billion in mid-January 2018. Note: In a filing dated February 9, 2018, the trustee reported a balance of $1.14 billion.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September 2017 while the government of Puerto Rico focused on its immediate needs in

6 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

the aftermath of Hurricanes Irma and Maria. The deadlines for providing information to the board and for the approval of the fiscal plan were extended into 2018.

In the latter half of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government, and the bondholders also appeared at Congressional hearings during this time period.

In late December 2017, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and

the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps

7 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

of Engineers personnel, who accused PREPA of “hoarding.”

Developments after January 31: In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA by February 12, saying that they did not comply with PROMESA. The revised plan for the Commonwealth called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. The plan used various state debt metrics to suggest that Puerto Rico has an “unsustainable” debt portfolio but it failed to address the fact that Puerto Ricans who live on the island are not subject to federal income tax, rendering the comparisons invalid. Like its predecessors, the plan relied on financial data that has yet to be audited or released to the public. The oversight board has said that it expects to certify the plans by March 30.

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

Late in the month, the oversight board extended the deadline for the government’s fiscal plan for fiscal year 2019. The oversight board set a mid-April due date and said that the new plan must demonstrate “consistency with historical actual expenditures.” In the state of the Commonwealth speech, the governor promised to increase salaries, reduce taxes, and protect pensions; his assertion that the oversight board had endorsed the plan to maintain pensions was contradicted by the executive director of the oversight board, Natalie Jaresko, and later walked back. Ms. Jaresko, meanwhile, reportedly asked for a significant tuition hike at the University of Puerto Rico but walked back that claim, citing “bad communication.” Meanwhile, several organizations, including the Hispanic Leadership Fund, called for Ms. Jaresko’s dismissal, citing her annual salary ($625,000) and her refusal to define the “essential services” mentioned in various fiscal plans.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The governor complained that the U.S. Treasury loan was being delayed. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

8 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,180 securities as of January 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.3 cents per share at the outset of this reporting period, was reduced to 3.1 cents per share beginning with the November 2017 payout. In all, the Fund distributed 19.2 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Five of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. Tobacco bonds constituted the Fund’s largest sector as of January 31, 2018, and the sector was the Fund’s strongest for the reporting period. These high-yielding securities are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA).

Other strong performers were the Fund’s second-, fourth-, fifth- and ninth-largest sectors (Special Assessment, adult living facilities, hospital/healthcare and education, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. Securities in the Special Assessment sector, the Fund’s second strongest, are land development (or “dirt”) bonds, which help finance the infrastructure needs of new real estate development. Securities in the adult living facilities sector, the Fund’s fourth strongest, finance various projects at senior living centers and tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. Most of the securities in the hospital/ healthcare sector, the Fund’s eighth strongest, are investment grade, though the Fund also invests across the credit spectrum in this sector; two of the Fund’s holdings in this sector were issued in the Commonwealth of Puerto Rico. Bonds in the education sector, the Fund’s seventh strongest this reporting

9 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Portfolio Managers

period, primarily finance the infrastructure needs of a variety of charter schools.

Four of the 10 largest sectors detracted from the Fund’s total return this reporting period, as did ten relatively small sectors, which in aggregate represented approximately 3.5% of the Fund’s assets as of January 31, 2018. Securities in the G.O. sector (the Fund’s third largest), the sales tax revenue sector (the sixth largest), the sewer utilities sector (the seventh largest), and the municipal leases sector

(the twenty-second largest) as well as PREPA bonds, which are included in the electric utility sector (the tenth largest), were adversely affected by developments in Puerto Rico, as discussed above. The smaller sectors that detracted from the Fund’s performance this reporting period included the water utilities, resource recovery, correctional facilities, student housing and transportation infrastructure sectors.

10 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Credit Research Team

11 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

In aggregate, the Fund’s substantial investments in securities issued in the

Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of the Fund’s Puerto Rico securities are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA
Senior Vice President, Senior
Portfolio Manager and Team
Leader

Troy E. Willis, CFA, J.D.
Senior Vice President, Senior
Portfolio Manager and Team
Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	18.5%
Special Assessment	6.6
General Obligation	6.3
Adult Living Facilities	5.9
Hospital/Healthcare	5.6
Sales Tax Revenue	5.6
Sewer Utilities	5.2
U.S. Government Obligations	5.0
Education	4.2
Electric Utilities	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	6.4%	2.4%	8.8%
AA	15.9	0.0	15.9
A	7.0	0.0	7.0
BBB	9.6	3.0	12.6
BB or lower	24.1	31.6	55.7
Total	63.0%	37.0%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/18

	Without Sales Charge	With Sales Charge
Class A	5.31%	5.06%
Class B	4.77	N/A
Class C	4.84	N/A
Class Y	5.51	N/A

TAXABLE EQUIVALENT YIELDS

As of 1/31/18
Class A	6.24%
Class B	5.35
Class C	5.39
Class Y	6.98

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	3.53%
Class B	3.03
Class C	3.05
Class Y	3.95

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	3.52%
Class B	3.03
Class C	3.05
Class Y	3.95

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	-1.47%	5.57%	4.57%	2.97%	4.53%
Class B (ORNBX)	10/1/93	-1.66	4.98	3.80	2.46	4.34
Class C (ORNCX)	8/29/95	-1.80	4.89	3.79	2.19	3.81
Class Y (ORNYX)	11/29/10	-1.35	5.82	4.72	N/A	7.30

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	-6.15%	0.55%	3.56%	2.47%	4.32%
Class B (ORNBX)	10/1/93	-6.46	-0.02	3.48	2.46	4.34
Class C (ORNCX)	8/29/95	-2.76	3.89	3.79	2.19	3.81
Class Y (ORNYX)	11/29/10	-1.35	5.82	4.72	N/A	7.30

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

14 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.031 for the 23-day accrual period ended January 23, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 23, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0280, $0.0281, and $0.0321, respectively, for the 23-day accrual period ended January 23, 2018 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s High Yield Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total interest and dividend payments for the trailing 12 months divided by the sum of the share price (at NAV) on January 31, 2018 and any capital gains distributed over the same period. The calculation included 160 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

15 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$ 1,000.00	$ 985.30	$ 5.02
Class B	1,000.00	983.40	8.28
Class C	1,000.00	982.00	8.28
Class Y	1,000.00	986.50	3.76

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.16	5.10
Class B	1,000.00	1,016.89	8.42
Class C	1,000.00	1,016.89	8.42
Class Y	1,000.00	1,021.42	3.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.65
Class C	1.65
Class Y	0.75

18 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—111.7%
Alabama—4.1%
$2,710,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000%		10/01/2028	$3,119,914
2,380,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2029	2,729,336
4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000		12/01/2047	5,002,875
21,895,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2039	18,411,068
30,000,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2046	25,072,800
20,045,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2046	17,263,155
17,500,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2050	15,062,950
45,050,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2050	37,525,749
5,000,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	5,616,450
51,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	61,132,560
25,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	30,529,750
500,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	515,195
1,300,000	Mobile, AL Improvement District (McGowin Park)[1]	5.500		08/01/2035	1,335,139
					223,316,941

Alaska—0.6%
1,965,208	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120		08/01/2031	255,477
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875		12/01/2027	111,375
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	6.000		12/01/2036	33,750
1,755,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2030	1,984,729
1,365,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2031	1,539,215
1,960,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2032	2,205,353
2,055,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2033	2,303,902
11,170,000	AK Municipal Bond Bank Authority[1]	5.000		08/01/2048	12,129,279
10,240,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,258,880
					31,821,960

Arizona—1.7%
580,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.500		07/01/2037	565,123
680,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.750		07/01/2047	671,405
645,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.875		07/01/2052	643,542
3,603,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	3,463,600
3,180,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[3]	6.375		01/01/2028	1,812,600
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[3]	8.500		01/01/2028	70,000
2,500,000	Glendale, AZ IDA (Beatitudes Campus)[1]	5.000		11/15/2045	2,569,975
7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000		01/01/2048	7,369,355
220,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000		07/01/2037	251,385
405,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000		07/01/2048	458,213

19 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500%	04/20/2041	$1,290,300
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	294,403
435,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	5.250	07/15/2040	486,230
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	262,359
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	641,718
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	391,054
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	306,271
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,644,522
4,135,000	Phoenix, AZ IDA (Freedom Academy)[1]	5.500	07/01/2046	4,154,145
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,527,121
5,530,000	Phoenix, AZ IDA (Milestone Charter School)	6.500	11/01/2047	5,415,308
2,970,000	Pima County, AZ IDA (American Leadership Academy)[1]	5.000	06/15/2052	2,928,539
1,550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	06/15/2037	1,721,678
2,830,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	12/15/2047	3,122,028
2,400,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	2,280,720
2,985,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	3,020,342
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2036	3,495,800
6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2046	6,595,086
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	7.500	04/01/2041	7,024,063
1,025,000	Pima County, AZ IDA (Paideia Academies)[1]	6.000	07/01/2035	1,067,189
3,310,000	Pima County, AZ IDA (Paideia Academies)[1]	6.125	07/01/2045	3,397,914
635,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	642,683
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	611,146
10,000,000	Salt River, AZ Agricultural Improvement & Power District[1]	5.000	01/01/2037	11,816,800
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	236,860
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	991,370
1,010,000	Tempe, AZ IDA (Mirabella at ASUN)[1]	6.000	10/01/2037	1,038,229
2,360,000	Tempe, AZ IDA (Mirabella at ASUN)[1]	6.125	10/01/2052	2,421,171
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	741,329
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,652,207
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700	07/15/2029	721,156
1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000	07/15/2027	1,956,402

20 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000%		07/15/2033	$651,663
					92,423,004

Arkansas—0.1%
5,470,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250		02/01/2038	3,993,100

California—15.5%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	2,685,450
7,300,000	Alameda, CA Corridor Transportation Authority[1]	5.000		10/01/2034	8,382,371
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	835,732
50,000	Beaumont, CA Financing Authority, Series C1	5.000		09/01/2022	50,345
190,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	190,070
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,989,115
127,310,000	CA County Tobacco Securitization Agency	5.307	[5]	06/01/2046	18,276,624
107,400,000	CA County Tobacco Securitization Agency	5.502	[5]	06/01/2050	9,660,630
212,950,000	CA County Tobacco Securitization Agency	6.341	[5]	06/01/2055	9,555,066
33,920,000	CA County Tobacco Securitization Agency	6.647	[5]	06/01/2046	3,967,283
215,100,000	CA County Tobacco Securitization Agency	6.998	[5]	06/01/2055	11,060,442
7,765,000	CA County Tobacco Securitization Agency	8.145	[5]	06/01/2033	3,054,285
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	6,992,300
625,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	634,906
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[5]	06/01/2050	61,478,978
18,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	[2]	06/01/2041	18,652,255
18,030,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[2]	06/01/2046	18,103,743
2,775,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,805,830
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,397,553
4,670,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,719,128
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	5,000,750
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,856,734
16,780,000	CA GO6	4.000		11/01/2033	18,114,765
20,000,000	CA GO6	4.000		11/01/2035	21,462,409
24,160,000	CA GO6	4.000		11/01/2035	25,926,590
19,585,000	CA GO1	5.000		08/01/2030	23,481,632
2,160,000	CA GO1	5.000		09/01/2031	2,549,059
10,000,000	CA GO1	5.000		08/01/2035	11,620,600
545,000	CA GO1	5.000		04/01/2038	548,434
555,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	640,825
136,610,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	137,913,259
30,420,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[6]	5.750		07/01/2039	32,100,336
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,968,221
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[6]	5.000		05/15/2040	10,772,150

21 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$5,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000%		02/01/2047	$5,563,150
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	839,895
3,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)	8.000		12/01/2027	3,006,210
6,075,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	6,436,827
9,600,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	10,544,544
60,000	CA Public Works[1]	6.625		11/01/2034	58,893
5,945,000	CA School Finance Authority Charter School (Grimmway Schools)[1]	5.250		07/01/2051	5,976,865
385,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.000		05/01/2027	389,805
900,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.750		05/01/2037	907,614
1,230,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.875		05/01/2047	1,239,901
595,000	CA School Finance Authority Charter School (RE/REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.125		06/01/2047	621,823
665,000	CA School Finance Authority Charter School (RE/REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.250		06/01/2052	696,468
4,330,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.500		07/01/2050	4,359,964
61,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[5]	06/01/2056	4,012,624
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[5]	06/01/2047	9,429,552
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[5]	06/01/2036	21,734,285
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[5]	06/01/2047	1,720,402
25,920,000	CA State University[6]	5.000		11/01/2047	30,032,726
1,145,000	CA Statewide CDA (Albert Einstein Academy)[3]	6.000		11/01/2032	767,150
1,730,000	CA Statewide CDA (Albert Einstein Academy)[3]	6.250		11/01/2042	1,159,100
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,012
4,020,000	CA Statewide CDA (Guidance Charter School)	6.500		07/01/2037	3,989,086
14,690,000	CA Statewide CDA (Guidance Charter School)	6.750		07/01/2052	14,553,089
2,019,578	CA Statewide CDA (Microgy Holdings)[3]	9.000		12/01/2038	20
7,900,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	7,852,521
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,518,070
1,120,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,120,325
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	100,029
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,908,975

22 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625%		09/01/2039	$1,556,006
1,215,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2030	1,418,209
7,780,000	Fresno, CA Unified School District	4.319	[5]	08/01/2042	2,920,456
1,205,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,208,663
4,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2043	4,574,280
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,680,023
21,000,000	Los Angeles, CA Dept Wtr & Pwr Revenue[6]	5.000		07/01/2035	24,712,310
1,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2033	1,720,950
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[6]	5.375		05/15/2030	32,281,359
7,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2030	7,586,775
5,000,000	Los Angeles, CA Dept. of Water & Power[6]	5.000		07/01/2034	5,156,250
8,390,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1]	9.250		08/01/2024	8,447,304
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	200,288
10,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375		06/01/2038	10,019,400
45,000	Placer County, CA Improvement Bond Act 1915[1]	6.500		09/02/2030	45,162
21,711,000	River Rock, CA Entertainment Authority[4]	8.000		11/01/2018	5,755,586
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,091,985
27,015,000	Riverside County, CA Transportation Commission[6]	4.000		06/01/2036	28,824,597
3,805,000	Sacramento County, CA Airport System[1]	5.250		07/01/2033	3,864,054
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,314,440
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	864,503
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,159,970
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,816,900
12,115,000	Stockton, CA Unified School District	5.918	[5]	08/01/2038	5,566,843
14,735,000	Stockton, CA Unified School District	5.948	[5]	08/01/2041	5,877,497
17,145,000	Stockton, CA Unified School District	5.948	[5]	08/01/2043	6,340,050
6,245,000	Stockton, CA Unified School District	5.997	[5]	08/01/2037	3,009,153
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,379,295
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,477,141
7,000,000	University of California[1]	5.000		05/15/2037	8,201,340
4,500,000	University of California[1]	5.000		05/15/2037	5,276,295

23 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500%		09/01/2042	$4,164,545
					837,509,424

Colorado—2.3%
1,075,000	Amber Creek, CO Metropolitan District	5.125		12/01/2047	1,070,850
515,000	Amber Creek, CO Metropolitan District	7.750		12/15/2047	513,738
3,100,000	Base Village, CO Metropolitan District No. 2[1]	5.750		12/01/2046	3,171,703
500,000	Blue Lake, CO Metropolitan District No. 2	8.000		12/15/2046	499,995
551,000	BNC, CO Metropolitan District No. 1	7.375		12/15/2047	549,198
670,000	Brighton Crossing, CO Metropolitan District No. 4	7.000		12/15/2047	659,977
500,000	Clear Creek Station, CO Metropolitan District No. 2	7.375		12/15/2047	503,210
4,500,000	CO Canyons Metropolitan District No. 5	6.125		12/01/2047	4,548,285
2,000,000	CO Canyons Metropolitan District No. 6	6.125		12/01/2047	1,998,440
1,025,000	CO Country Club Highlands Metropolitan District[4]	7.250		12/01/2037	871,250
2,600,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750		12/01/2046	2,662,140
4,475,000	CO Elbert and Highway 86 Metropolitan District[4]	7.500		12/01/2032	2,729,750
2,108,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	1,387,802
1,780,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,880,944
4,425,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)[1]	5.000		06/01/2047	4,897,280
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[6]	5.000		01/01/2044	15,770,865
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300		07/01/2037	1,030,031
1,945,000	CO Midcities Metropolitan District No. 2	7.750		12/15/2046	1,939,943
2,275,000	CO Neu Towne Metropolitan District[4]	7.250		12/01/2034	637,000
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	5.481	[5]	12/15/2017	2,642,850
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,498,337
225,000	CO Potomac Farms Metropolitan District	7.625	[2]	12/01/2023	213,095
494,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	444,155
1,720,000	CO Sorrell Ranch Metropolitan District[3]	6.750		12/15/2036	602,000
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	587,481
8,000,000	CO Talon Pointe Metropolitan District[3]	8.000		12/01/2039	560,000
500,000	Copperleaf, CO Metropolitan District No. 3	5.000		12/01/2037	493,160
700,000	Copperleaf, CO Metropolitan District No. 3	5.125		12/01/2047	688,387
506,000	Copperleaf, CO Metropolitan District No. 3	7.625		12/15/2047	499,422
3,415,000	Cundall Farms, CO Metropolitan District[1]	6.875		12/01/2044	3,713,949
750,000	Cundall Farms, CO Metropolitan District	7.375		12/15/2047	739,222
785,000	Cundall Farms, CO Metropolitan District[1]	7.750		12/15/2044	889,962
792,000	Cundall Farms, CO Metropolitan District	12.000		12/15/2049	783,217
10,000,000	Denver, CO City & County Board of Water Commissioners[1]	5.000		09/15/2047	11,705,700
1,250,000	Denver, CO Connection West Metropolitan District	5.375		08/01/2047	1,252,675
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	2,035,120

24 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$600,000	Erie Farm, CO Metropolitan District	7.750%		12/15/2045	$602,298
2,065,000	Hawthorn, CO Metropolitan District No. 2[1]	6.375		12/01/2044	2,242,900
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	1,084,758
928,000	Hawthorn, CO Metropolitan District No. 2	10.000		12/15/2051	915,175
775,000	Iliff Commons, CO Metropolitan District No. 3	6.000		12/01/2046	787,927
1,365,000	Interquest South, CO Business Improvement District[1]	5.000		12/01/2047	1,350,285
1,626,000	Lewis Pointe, CO Metropolitan District	7.750		12/15/2047	1,636,049
500,000	Leyden Ranch, CO Metropolitan District	7.000		12/15/2047	509,730
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,177,983
1,025,000	Leyden Rock, CO Metropolitan District No. 10	10.750		12/15/2049	1,011,696
1,000,000	Mountain Shadows, CO Metropolitan District[1]	5.000		12/01/2046	1,014,800
2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750		12/01/2046	2,707,779
1,200,000	Sheridan Station West, CO Metropolitan District	6.000		12/01/2047	1,193,280
810,000	Southglenn, CO Metropolitan District[1]	5.000		12/01/2036	831,141
710,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	747,382
294,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000		12/01/2033	312,122
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750		11/01/2038	1,222,074
750,000	Thompsong Crossing, CO Metropolitan District No. 6[1]	6.000		12/01/2044	759,803
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District[1]	6.500		12/01/2046	1,718,433
5,271,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	5,319,578
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	7.300	[2]	12/15/2041	17,678,744
1,245,000	York Street, CO Metropolitan District	6.250		12/01/2047	1,261,409
					122,756,479

Connecticut—1.2%
12,500,000	CT GO1	4.000		08/15/2030	13,089,250
5,295,000	CT GO1	4.000		08/15/2031	5,520,620
8,275,000	CT Special Tax[1]	5.000		09/01/2028	9,478,267
6,000,000	CT Special Tax[1]	5.000		08/01/2032	6,736,080
7,965,000	CT Special Tax[1]	5.000		08/01/2033	8,913,950
6,515,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		09/01/2027	7,366,641
8,125,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		09/01/2030	9,227,644
470,000	Georgetown, CT Special Taxing District[3]	5.125		10/01/2036	150,400
1,580,000	Hartford, CT GO1	5.000		10/01/2033	1,715,801
12,200,029	Mashantucket Western Pequot Tribe CT7	6.050		07/01/2031	381,251
					62,579,904

Delaware—0.1%
1,110,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,109,922

25 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Delaware (Continued)
$7,200,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450%		07/01/2036	$6,494,616
					7,604,538

District of Columbia—3.0%
4,745,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,410,296
5,255,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,631,836
19,295,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	20,731,706
315,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	361,582
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,579,456
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,289,180
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	34,496,028
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.909	[5]	06/15/2055	47,213,338
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[5]	06/15/2055	29,128,550
10,000,000	Washington D.C. Metropolitan Area Transit Authority[1]	5.000		07/01/2036	11,674,100
					160,516,072

Florida—8.8%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2032	881,520
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2042	1,166,080
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2046	1,161,470
4,655,000	Amelia Concourse, FL Community Devel. District[3]	5.750		05/01/2038	4,329,150
3,385,000	Amelia Concourse, FL Community Devel. District	6.000		05/01/2047	3,325,119
5,580,000	Arlington Ridge, FL Community Devel. District[1]	5.500		05/01/2036	5,579,944
1,045,000	Avignon Villages, FL Community Devel. District[3]	5.300		05/01/2014	73,150
755,000	Avignon Villages, FL Community Devel. District[3]	5.400		05/01/2037	52,850
14,549,400	Baker, FL Correctional Devel. Corp. (Baker County Detention Center)[8]	8.500		02/01/2030	12,327,125
225,000	Bayshore, FL Hsg. Corp.[3]	8.000		12/01/2016	112,500
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000		10/01/2042	7,881,149
725,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	724,942
165,000	Broward County, FL HFA (Single Family)[1]	5.000		10/01/2039	165,150
5,845,000	Buckeye Park, FL Community Devel. District[3]	7.875		05/01/2038	2,104,200
855,000	Carlton Lakes, FL Community Devel. District Special Assessment[8]	5.625		11/01/2036	877,786
2,080,000	Carlton Lakes, FL Community Devel. District Special Assessment[8]	5.750		11/01/2047	2,128,568

26 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$5,000,000	Central FL Expressway Authority[1]	4.000%	07/01/2036	$5,262,700
24,545,000	CFM, FL Community Devel. District, Series A3	6.250	05/01/2035	8,836,200
7,075,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	6,013,750
13,074,058	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	7,452,213
1,150,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000	12/01/2037	1,132,854
1,875,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000	12/01/2047	1,812,825
1,690,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	692,900
20,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	19,800
865,000	Crosscreek, FL Community Devel. District	5.600	05/01/2037	854,888
35,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	33,898
1,635,000	Crosscreek, FL Community Devel. District	6.750	11/30/2021	1,643,339
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	55,078
900,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	904,356
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[4]	5.250	11/01/2020	326,890
3,340,000	FL Capital Trust Agency (AHFP/AAD/AAHI/APH/ AWHC/AAHII/AW Obligated Group)[1]	6.000	07/01/2042	3,273,300
850,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.625	08/01/2037	870,408
2,350,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.875	08/01/2052	2,411,030
1,100,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2047	1,098,174
755,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2052	741,508
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)	5.000	07/15/2046	5,712,162
90,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	90,149
2,594,507	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	2,388,892
3,334,862	Glades, FL Correctional Devel. Corp.	0.000	03/01/2030	8,371
6,240,678	Glades, FL Correctional Devel. Corp.	7.000	03/01/2030	4,553,199
2,890,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	2,750,875
1,665,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,672,859
345,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	344,983
5,480,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	3,836,000
15,300,000	Lake County, FL Senior Living (Village Veranda at Lady Lake/VVLL Properties Obligated Group)	7.125	01/01/2052	14,833,656
17,805,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	17,880,493
1,785,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.750	12/01/2052	1,745,444
3,620,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	3,621,484
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[1]	6.750	09/01/2028	100,029
5,000,000	Magnolia Creek, FL Community Devel. District[3]	5.600	05/01/2014	1,050,000
5,360,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	1,125,600

27 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$210,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350%	05/01/2037	$209,981
1,395,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	1,397,399
1,140,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	1,155,276
1,715,000	Miami, FL World Center Community Devel. District[1]	5.125	11/01/2039	1,800,081
2,570,000	Miami, FL World Center Community Devel. District[1]	5.250	11/01/2049	2,725,100
4,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2031	4,525,760
5,455,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2032	6,156,840
10,000,000	Miami-Dade County, FL School Board COP[6]	5.000	02/01/2027	10,340,300
10,000,000	Miami-Dade County, FL School Board COP[6]	5.250	02/01/2027	10,369,250
50,000,000	Miami-Dade County, FL School Board COP[6]	5.375	02/01/2034	51,888,000
7,943,111	Montecito, FL Community Devel. District[3,9]	5.100	05/01/2013	5,719,040
5,405,000	Montecito, FL Community Devel. District[4]	5.500	05/01/2037	4,324,000
9,855,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	9,985,382
3,640,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	2,875,600
4,345,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	3,432,550
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500	06/01/2049	3,507,240
11,950,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	11,893,596
5,900,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	5,983,780
1,850,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	647,500
1,565,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	547,750
1,420,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,429,869
5,430,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,735,720
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,365,313
9,400,000	Portico, FL Community Devel. District	5.450	05/01/2037	9,261,068
2,715,000	Portofino Cove, FL Community Devel. District Special Assessment	5.500	05/01/2038	2,627,849
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3]	5.600	05/01/2036	2,480,100
566,787	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	226,715
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	782,000
2,470,000	Portofino Vista, FL Community Devel. District[3,9]	5.000	05/01/2013	1,482,000
3,420,000	Reunion East, FL Community Devel. District[4]	5.800	05/01/2036	34
1,525,000	Reunion East, FL Community Devel. District	6.600	05/01/2033	1,556,430
3,585,000	Reunion East, FL Community Devel. District	6.600	05/01/2036	3,658,887
1,425,000	Reunion East, FL Community Devel. District[4]	7.375	05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District[1]	5.650	05/01/2038	137,176
7,580,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	4,548,000

28 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$152,410	Santa Rosa Bay, FL Bridge Authority	6.250%		07/01/2028	$139,722
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	1,967,067
3,900,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	3,903,627
3,240,000	South Bay, FL Community Devel. District[4]	0.000	[2]	05/01/2025	2,340,382
8,750,000	South Bay, FL Community Devel. District[4]	0.000	[2]	05/01/2036	6,333,950
7,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	6,899,365
5,110,000	South Bay, FL Community Devel. District[3]	5.950		05/01/2036	51
7,215,000	South Bay, FL Community Devel. District[1]	5.950		05/01/2036	6,810,671
3,655,000	South Fork East, FL Community Devel. District[1]	6.500	[2]	05/01/2038	3,826,346
14,000,000	South Miami, FL Health Facilities Authority (BHSF/BHM/HHI/SMH/MarH/DrsH/WKBP/ BOS/FHlth/BHlth/BethH Obligated Group)[1]	4.000		08/15/2036	14,380,100
860,333	St. Johns County, FL IDA (Glenmoor)[4]	2.500		01/01/2049	9
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,863,930
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,874,605
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	845,680
16,765,000	Tern Bay, FL Community Devel. District[3]	5.000		05/01/2015	5,029,500
19,075,000	Tern Bay, FL Community Devel. District[3]	5.375		05/01/2037	5,722,500
10,610,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	10,625,915
4,950,000	Treeline, FL Preservation Community Devel. District[4]	6.800		05/01/2039	1,732,500
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550		05/01/2039	645,150
590,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750		05/01/2026	567,739
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250		05/01/2036	995,296
3,360,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[8]	5.375		05/01/2046	3,039,725
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	1,641,994
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3,9]	5.125		05/01/2013	3,955,500
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500		05/01/2037	3,015,000
70,578	Watergrass, FL Community Devel. District Special Assessment[3]	6.960		11/01/2017	67,049
130,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	127,563
3,965,000	Waters Edge, FL Community Devel. District[1]	6.600	[2]	05/01/2039	3,970,273
14,800,000	Waterstone, FL Community Devel. District[3]	5.500		05/01/2018	8,140,000
1,215,000	West Villages, FL Improvement District[3]	5.350		05/01/2015	935,550
18,150,000	West Villages, FL Improvement District[3]	5.800		05/01/2036	13,975,500
14,925,000	Westridge, FL Community Devel. District[3]	5.800		05/01/2037	9,552,000
11,045,000	Westside, FL Community Devel. District[4]	5.650		05/01/2037	6,295,650

29 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$16,135,000	Westside, FL Community Devel. District[4]	7.200%		05/01/2038	$9,681,000
7,420,000	Wyld Palms, FL Community Devel. District[3]	5.400		05/01/2015	1,706,600
4,340,000	Wyld Palms, FL Community Devel. District[3]	5.500		05/01/2038	1,041,600
3,830,000	Zephyr Ridge, FL Community Devel. District[3,9]	5.250		05/01/2013	2,757,600
2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625		05/01/2037	1,918,800
					475,142,119

Georgia—1.7%
700,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	738,563
3,500,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	3,686,200
1,445,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2036	1,341,668
5,440,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2051	4,816,413
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3,10]	5.750		11/01/2025	717,500
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3,10]	6.000		11/01/2032	690,000
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3,10]	6.250		11/01/2043	5,312,500
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[6]	5.000		06/15/2029	33,427,756
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[6]	5.250		06/15/2037	14,412,432
1,675,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	1,736,389
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)[1]	0.000	[2]	06/01/2049	6,033,937
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246	[5]	06/01/2024	1,570,747
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748	[5]	06/01/2034	1,307,813
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.000		03/01/2047	1,799,137
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.125		03/01/2052	1,807,204
2,000,000	Marietta, GA Devel. Authority (Life University)[1]	7.000		06/15/2039	2,041,820
7,305,000	Metropolitan Atlanta, GA Rapid Transit Authority[1]	4.000		07/01/2046	7,727,886
					89,167,965

Hawaii—0.0%
405,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625		11/15/2027	405,980
1,735,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300		07/01/2022	1,740,188

30 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Hawaii (Continued)
$275,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.375%	07/01/2032	$274,981
				2,421,149

Idaho—0.0%
960,000	ID Health Facilities Authority (Valley Vista Care Corp./Vista Community Hsg. Corp. Obligated Group)[1]	5.250	11/15/2047	991,075
109,200	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	112,128
				1,103,203

Illinois—7.0%
3,000,000	Carol Stream, IL Park District[1]	5.000	01/01/2037	3,365,910
30,685,000	Caseyville, IL Tax (Forest Lakes)[4]	7.000	12/30/2022	306,850
5,700,000	Chicago, IL Board of Education[1]	6.000	04/01/2046	6,732,612
1,500,000	Chicago, IL Board of Education[1]	6.500	12/01/2046	1,718,865
7,000,000	Chicago, IL Board of Education[1]	7.000	12/01/2044	8,219,330
18,790,000	Chicago, IL GO1,8	5.250	01/01/2033	18,819,124
3,000,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2033	3,324,570
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125	02/20/2042	35,165
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2047	2,778,875
5,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2052	5,517,550
2,755,000	Chicago, IL Waterworks[1]	5.250	11/01/2030	3,242,249
2,900,000	Chicago, IL Waterworks[1]	5.250	11/01/2031	3,388,998
2,135,000	Chicago, IL Waterworks[1]	5.250	11/01/2032	2,498,911
2,000,000	Chicago, IL Waterworks[1]	5.250	11/01/2033	2,331,780
2,885,000	Chicago, IL Waterworks[1]	5.250	11/01/2035	3,347,898
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500	03/01/2017	1,971,288
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	1,003,090
1,585,000	Franklin Park, IL GO1	6.250	07/01/2030	1,798,325
2,108,596	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	1,903,197
6,165,000	Harvey, IL GO4	5.500	12/01/2027	4,182,706
1,800,000	Harvey, IL GO4	5.625	12/01/2032	1,184,742
9,900,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500	12/01/2037	9,515,583
1,000,000	IL Finance Authority (Admiral at the Lake)	5.125	05/15/2038	978,330
3,220,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2042	3,171,925
2,825,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2054	2,753,245
67,330,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	22,723,794
5,820,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	6,075,192
5,180,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	5,407,130
62,620,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	20,265,051
9,425,000	IL Finance Authority (Advocate Health Care)[6]	5.500	04/01/2044	9,852,094
10,575,000	IL Finance Authority (Advocate Health Care)[6]	5.500	04/01/2044	11,054,206
320,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group)[1]	5.375	04/01/2044	334,246

31 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$365,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group)[1]	5.375%	04/01/2044	$381,250
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375	09/01/2035	3,196,981
12,500,000	IL Finance Authority (CDHS)[6]	5.500	11/01/2039	13,333,125
5,000,000	IL Finance Authority (CDHS/CDHA)[6]	5.375	11/01/2039	5,322,525
5,460,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	5,158,772
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	1,072,390
785,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	786,240
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,500,705
6,500,000	IL Finance Authority (NWMHlth/NWMH/NWLFH/NWMF/LFHFI/NWMFF/KS/KCHosp/VWCH/KPG/MJRH&C Obligated Group)[1]	4.000	07/15/2047	6,735,040
6,030,000	IL Finance Authority (NWMHlth/NWMH/NWLFH/NWMF/LFHFI/NWMFF/KS/KCHosp/VWCH/KPG/MJRH&C Obligated Group)[1]	5.000	07/15/2042	6,943,244
11,050,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750	08/15/2034	12,096,546
105,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750	08/15/2034	114,861
575,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.000	02/01/2034	606,912
1,310,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.125	02/01/2045	1,380,701
575,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2042	622,898
700,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2047	755,433
11,860,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,289,925
1,500,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000	05/15/2040	1,710,585
5,775,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000	05/15/2046	6,585,752
4,065,000	IL Finance Authority (Villa St. Benedict)[1]	6.125	11/15/2035	4,477,679
4,400,000	IL Finance Authority (Villa St. Benedict)[1]	6.375	11/15/2043	4,866,488
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450	01/01/2046	1,489,038
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600	01/01/2056	1,610,067
15,580,000	IL Sales Tax[1]	4.000	06/15/2028	16,394,678
15,580,000	IL Sales Tax[1]	4.000	06/15/2029	16,313,351
12,455,000	IL Sales Tax[1]	4.000	06/15/2031	12,939,749
11,690,000	IL Sales Tax Securitization Corp.[1,8]	5.000	01/01/2037	13,413,924
12,830,000	IL Sales Tax Securitization Corp.[1,8]	5.000	01/01/2038	14,687,143
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[4]	7.125	01/01/2036	5,317,650
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	5.750	03/01/2022	531,000
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	720,000

32 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[3]	5.750%	03/01/2022	$444,500
3,491,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	2,234,240
5,510,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	4,129,084
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	161
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,217,900
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,339,545
11,020,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	6,391,600
3,765,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	3,590,793
12,675,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)[1]	6.500	12/01/2032	12,709,856
1,800,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	1,812,924
				378,028,086

Indiana—1.9%
2,000,000	Allen County, IN Economic Devel. (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.875	01/15/2052	2,104,220
955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[4]	8.000	12/01/2045	859,500
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[3]	9.000	12/01/2045	171,000
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	4,889,229
1,225,000	Chesterton, IN Economic Devel. (Storypoint/ SL2016/SLW/SLC Obligated Group)	6.375	01/15/2051	1,277,075
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	6.375	08/01/2029	5,820,151
3,430,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)[1]	5.450	01/01/2038	3,344,421
595,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.125	01/01/2032	582,808
3,850,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.350	01/01/2038	3,748,668
2,050,000	IN Finance Authority (Avondale Meadows Academy)[1]	5.375	07/01/2047	1,995,265
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,821,864
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,107,041
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,517,670
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	926,822
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)[1]	5.500	01/01/2037	3,797,214
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)[1]	5.750	01/01/2036	6,008,868

33 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$1,095,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.750%	01/01/2034	$1,103,640
4,570,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.875	01/01/2037	4,610,810
1,060,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.600	01/01/2033	1,043,125
5,160,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.800	01/01/2037	5,095,552
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.750	04/01/2036	4,743,859
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	5.150	01/01/2037	13,645,657
4,975,000	Mishawaka, IN Multifamily Hsg. (Silver Birch Mishawaka)[1]	5.375	01/01/2038	4,800,925
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)[1]	5.250	01/01/2037	2,385,536
4,625,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	4,636,748
3,880,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)[1]	5.350	01/01/2038	3,777,878
3,425,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2029	3,324,785
				102,140,331

Iowa—0.1%
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900	12/01/2028	78,300
770,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	725,610
2,955,000	IA Tobacco Settlement Authority (TASC)[1]	6.500	06/01/2023	3,013,893
				3,817,803

Kansas—0.0%
3,297,789	Olathe, KS Tax Increment (Gateway)[4]	5.000	03/01/2026	1,418,049

Kentucky—0.6%
1,775,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[8]	6.750	03/01/2029	1,775,195
14,000,000	KY EDFA (Baptist Healthcare System)[6]	5.375	08/15/2024	14,277,830
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250	05/15/2041	1,466,813
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375	05/15/2046	1,177,430
6,785,000	KY Municipal Power Agency[1]	5.000	09/01/2034	7,549,534
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2036	5,543,800
				31,790,602

Louisiana—0.7%
12,270,000	East Baton Rouge Parish, LA Sewer[1]	5.000	02/01/2039	13,858,106
1,200,000	Juban Park, LA Community Devel. District Special Assessment[3]	5.150	10/01/2014	336,000
9,630,000	LA GO1	4.000	09/01/2031	10,248,535

34 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$11,415,000	LA HFA (La Chateau)[1]	7.250%		09/01/2039	$11,589,193
					36,031,834

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,183,800
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[1]	6.625		07/01/2020	4,799,664
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[1]	6.875		10/01/2026	12,264,141
					19,247,605

Maryland—0.1%
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.375		06/01/2036	1,123,232
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.500		06/01/2043	1,389,961
6,856,636	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4]	3.787	[5]	01/01/2037	788,513
					3,301,706

Massachusetts—1.1%
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,574,578
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[5]	11/15/2056	100,716
195,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	196,230
4,635,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	4,664,247
312,377	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	312,464
444,906	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	450,334
2,057,748	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039	2,141,375
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	6,307,707
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	963,350
3,140,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250		10/01/2037	3,101,849
7,210,000	MA Educational Financing Authority, Series H1	6.350		01/01/2030	7,278,279
9,820,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000		07/15/2032	9,846,023
5,965,000	MA H&EFA (Woods Hole Oceanographic Institution)[1]	5.375		06/01/2030	6,044,752
9,835,000	MA HFA, Series C6	5.350		12/01/2042	10,095,662
650,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	660,725
					59,738,291

Michigan—2.7%
1,600,000	American Montessori Academy, MI Public School Academy	7.000		12/01/2046	1,599,792
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,358,624
2,740,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.500		10/01/2035	2,682,241
4,140,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.750		10/01/2045	4,027,930
10,100,000	Detroit, MI City School District[6]	6.000		05/01/2029	12,111,440

35 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$803,643	Detroit, MI GO1	5.000%		04/01/2020	$799,183
906,750	Detroit, MI GO1	5.000		04/01/2021	881,325
350,300	Detroit, MI GO1	5.250		04/01/2020	345,123
155,000	Detroit, MI GO	5.250		04/01/2020	151,387
342,550	Detroit, MI GO	5.250		04/01/2021	333,253
206,150	Detroit, MI GO1	5.250		04/01/2022	204,950
15,500	Detroit, MI GO	5.250		04/01/2023	14,932
1,505,000	Detroit, MI Local Devel. Finance Authority[1]	6.700		05/01/2021	1,522,909
965,000	Detroit, MI Local Devel. Finance Authority[1]	6.850		05/01/2021	976,484
2,585,000	Macomb, MI Interceptor Drainage District[1]	5.000		05/01/2032	3,038,487
1,500,000	Macomb, MI Interceptor Drainage District[1]	5.000		05/01/2033	1,755,165
1,700,000	Macomb, MI Interceptor Drainage District[1]	5.000		05/01/2034	1,981,673
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)[1]	5.000		11/15/2041	223,958
685,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	684,973
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,323,756
1,104,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,104,320
3,000,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500		01/01/2021	2,954,550
2,725,780,000	MI Tobacco Settlement Finance Authority	7.965	[5]	06/01/2058	78,666,011
1,400,000	Old Redford Academy, MI Public School Academy[1]	5.900		12/01/2030	1,348,690
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,605,776
3,500,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2031	3,526,880
2,800,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2035	2,741,732
13,635,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	13,667,724
					143,633,268

Minnesota—0.7%
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	5.500		11/01/2035	6,959,394
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	6.500		11/01/2035	2,925,079
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850		12/01/2029	6,369,554
1,075,000	Minneapolis, MN Charter School (Spero Academy)	6.250		07/01/2037	1,067,765
4,740,000	Minneapolis, MN Charter School (Spero Academy)	6.500		07/01/2048	4,702,364
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	730,015
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	5,339,466

36 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$1,495,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000%		09/15/2037	$1,495,508
1,554,896	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630		10/01/2033	1,555,736
2,339,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250		03/01/2029	2,255,661
1,075,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)	5.500		07/01/2052	1,123,128
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500		09/01/2043	2,301,750
200,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1,8]	6.000		02/01/2019	198,486
					37,023,906

Mississippi—0.5%
1,875,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	1,966,519
13,015,000	Mississippi State University Educational Building[1]	4.000		08/01/2043	13,494,342
4,530,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	[11]	09/01/2028	4,543,681
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250		10/01/2027	1,449,614
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375		10/01/2028	1,826,955
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500		10/01/2042	1,312,800
					24,593,911

Missouri—0.8%
4,900,000	Branson, MO Commerce Park Community Improvement District[4]	5.750		06/01/2026	1,078,000
2,430,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	2,425,019
12,800,000	Branson, MO IDA (Branson Hills Redevel.)	7.050		05/01/2027	12,810,880
695,000	Branson, MO IDA (Branson Landing)	5.250		06/01/2021	690,135
2,470,000	Branson, MO IDA (Branson Landing)	5.500		06/01/2029	2,420,896
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[4]	6.125		12/01/2036	370,500
1,005,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	838,652
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	2,343,569
1,115,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000		11/01/2023	1,051,534
1,000,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2036	1,035,860
740,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2046	753,357
1,145,000	Kansas City, MO IDA (West Paseo)[1]	6.750		07/01/2036	1,144,931
1,200,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500		03/01/2021	768,000
750,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750		03/01/2029	480,000
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000		05/01/2042	2,811,928
2,310,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875		10/01/2029	2,255,576
3,020,000	MO Dardenne Town Square Transportation Devel. District[4]	5.000		05/01/2026	634,200

37 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$3,825,000	MO Dardenne Town Square Transportation Devel. District[4]	5.000%		05/01/2036	$803,250
220,000	MO Grindstone Plaza Transportation Devel. District	5.250		10/01/2021	215,048
400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	378,760
115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	102,251
700,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	653,499
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)[1]	5.000		10/01/2046	2,625,013
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[3]	8.000		04/27/2033	389,300
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[4]	6.000		08/21/2026	683,760
2,032,491	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,337,095
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000		08/21/2026	481,400
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[4]	6.300		04/01/2027	1,217,200
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500		01/20/2028	249,150
2,340,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	1,207,557
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	582,177
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700		04/01/2022	466,250
975,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750		04/01/2027	238,875
					45,543,622

Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power) [3]	6.250	[2]	09/01/2031	1,187,000

Nebraska—0.5%
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[6]	5.750		11/01/2048	20,563,104
3,000,000	NE Central Plains Gas Energy[1]	5.000		09/01/2042	3,692,430
					24,255,534

Nevada—0.1%
5,375,000	Clark County, NV GO1	4.000		11/01/2031	5,841,711
975,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	983,444
750,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	755,715
100,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,8]	5.400		08/01/2020	100,825

38 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Nevada (Continued)
$335,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,8]	5.500%	08/01/2025	$336,578
				8,018,273

New Hampshire—0.2%
1,365,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	1,476,015
100,000	NH H&EFA (Hillside Village)	5.250	07/01/2027	102,634
1,725,000	NH H&EFA (Hillside Village)	6.125	07/01/2037	1,847,803
3,875,000	NH H&EFA (Hillside Village)	6.125	07/01/2052	4,103,431
865,000	NH H&EFA (Hillside Village)	6.250	07/01/2042	930,550
				8,460,433

New Jersey—3.8%
3,583,000	Newark, NJ GO1	5.000	07/15/2029	3,792,928
5,000,000	NJ EDA[1]	5.000	06/15/2041	5,350,750
75,000	NJ EDA (Continental Airlines)[1]	4.875	09/15/2019	77,305
3,750,000	NJ EDA (Continental Airlines)[1]	5.625	11/15/2030	4,264,875
2,055,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	5.125	09/01/2052	1,991,850
1,865,000	NJ EDA (Hatikvah International Academy Charter School)	5.375	07/01/2047	1,799,520
565,000	NJ EDA (Leap Academy Charter School)[1]	6.000	10/01/2034	579,582
750,000	NJ EDA (Leap Academy Charter School)[1]	6.200	10/01/2044	765,487
500,000	NJ EDA (Leap Academy Charter School)[1]	6.300	10/01/2049	512,495
1,000,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100	07/01/2044	1,007,220
650,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2047	698,314
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)[1]	5.000	07/01/2046	5,058,000
480,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2033	484,003
5,515,000	NJ Educational Facilities Authority (Princeton University)[6]	4.000	07/01/2037	5,936,965
7,975,000	NJ Educational Facilities Authority (Princeton University)[6]	4.000	07/01/2038	8,564,188
4,000,000	NJ Educational Facilities Authority (Princeton University)[6]	4.000	07/01/2039	4,291,325
5,000,000	NJ Educational Facilities Authority (Princeton University)[6]	4.000	07/01/2040	5,359,932
50,730,000	NJ Tobacco Settlement Financing Corp.[1]	4.750	06/01/2034	50,046,667
38,355,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2041	37,961,478
9,500,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2029	9,595,190
10,200,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2030	10,301,796
43,465,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	43,898,781
210,000	Weehawken Township, NJ GO1	6.000	08/01/2021	229,020

39 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$210,000	Weehawken Township, NJ GO1	6.000%		08/01/2022	$228,432
					202,796,103

New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	609,151
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	2.125	[11]	06/01/2040	3,442,145
360,000	Mariposa East, NM Public Improvement District	5.900	[2]	09/01/2032	359,284
560,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	528,612
75,000	Mariposa East, NM Public Improvement District[1]	5.900		09/01/2032	74,851
475,000	Mariposa East, NM Public Improvement District	12.495	[5]	09/01/2032	71,250
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,798,604
4,235,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,245,969
					11,129,866

New York—12.3%
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[11]	11/01/2046	15,402,387
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[11]	11/01/2046	15,359,144
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[11]	11/01/2046	10,253,100
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[5]	06/01/2055	884,469
4,245,000	Essex County, NY IDA (Champlain Valley Milling Corp.)	6.250		06/01/2047	4,309,057
5,400,000	Guilderland, NY IDA (Promenade Albany Senior Living)	5.875		01/01/2052	5,170,662
8,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2037	9,814,865
7,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2039	8,634,600
1,480,000	Islip, NY IDA (Engel Burman at Sayville)[1]	7.750	[11]	11/01/2045	1,619,534
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,122,380
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	499,359
911,543	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.500		07/01/2020	927,340
187,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.875		01/01/2023	195,473
922,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500		01/01/2032	974,935
6,100,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	6,400,242
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	1,867,968
234,000,000	NY Counties Tobacco Trust V	6.732	[5]	06/01/2060	5,194,800
51,600,000	NY Counties Tobacco Trust V	7.146	[5]	06/01/2060	1,145,520
5,005,000	NY MTA[1]	5.250		11/15/2056	5,715,059
9,300,000	NY MTA (Green Bond)[1]	5.000		11/15/2035	10,953,168
10,000,000	NY MTA (Green Bond)[1]	5.250		11/15/2057	11,765,500
33,190,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	37,158,196
4,825,000	NY MTA, Series D1	5.000		11/01/2025	5,505,470

40 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$485,000	NY MTA, Series D1	5.250%	11/15/2027	$574,783
560,000	NY MTA, Series D1	5.250	11/15/2028	663,667
900,000	NY MTA, Series D1	5.250	11/15/2029	1,066,608
900,000	NY MTA, Series D1	5.250	11/15/2030	1,066,608
900,000	NY MTA, Series D1	5.250	11/15/2031	1,066,608
900,000	NY MTA, Series D1	5.250	11/15/2032	1,066,608
900,000	NY MTA, Series D1	5.250	11/15/2033	1,066,608
12,250,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2042	14,211,593
27,330,000	NY Utility Debt Securitization Authority[1]	5.000	12/15/2039	32,275,910
9,050,000	NYC GO1	5.250	10/01/2030	11,044,168
7,425,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650	10/01/2028	7,398,419
18,665,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750	10/01/2036	18,494,775
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200	10/01/2022	8,876,519
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	11,667,100
9,970,000	NYC Municipal Water Finance Authority[6]	5.750	06/15/2040	10,121,827
2,985,000	NYC Municipal Water Finance Authority[6]	5.750	06/15/2040	3,030,457
20,675,000	NYC Transitional Finance Authority[1]	5.000	08/01/2038	23,996,025
5,430,000	NYC Transitional Finance Authority (Future Tax)[1]	4.000	05/01/2031	5,819,820
15,000,000	NYC Transitional Finance Authority (Future Tax)[1]	4.000	08/01/2041	15,727,200
1,360,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2032	1,592,968
7,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2035	8,126,720
8,310,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2037	9,667,189
75,000,000	NYC Transitional Finance Authority (Future Tax)[6]	5.000	05/01/2042	86,507,500
5,000,000	NYS DA (Memorial Sloan-Kettering Cancer Center)[1]	5.000	07/01/2042	5,755,850
18,300,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	19,258,005
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2032	11,660,000
6,560,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	7,617,144
10,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.000	02/15/2037	11,512,456
6,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2042	6,934,860
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	24,573,150
37,380,000	NYS Liberty Devel. Corp. (Bank of America Tower)[6]	5.125	01/15/2044	39,468,605
2,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	2,760,525
5,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2041	5,475,500
7,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	7,702,310
13,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)[1]	5.000	08/01/2026	13,986,960
15,435,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2033	18,056,017
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	210,736
1,210,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,269,835
11,050,000	Port Authority NY/NJ, 200th Series[6]	5.000	04/15/2057	12,511,199

41 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$13,000,000	Port Authority NY/NJ, 205th Series[6]	5.000%		05/15/2057	$14,811,485
10,000,000	Port Authority NY/NJ, 206th Series[6]	5.000		11/15/2047	11,375,525
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	8,463,148
1,640,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	1,640,033
					661,046,251

North Carolina—0.0%
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,949,426

Ohio—8.5%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[6]	5.000		06/01/2038	10,704,420
12,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	11,685,887
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	17,496,554
38,965,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	37,893,852
64,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	62,373,231
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	12,646,176
57,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[2]	06/01/2037	56,795,400
66,170,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500		06/01/2047	66,165,368
1,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.531	[5]	06/01/2052	35,815,045
60,350,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	9.359	[5]	06/01/2047	4,171,392
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000		07/01/2043	6,310,376
1,000,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.250		01/15/2034	1,053,880
1,000,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.375		01/15/2043	1,052,510
2,250,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.500		01/15/2052	2,373,165
2,075,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[4]	5.250		09/01/2040	21
645,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[3]	5.375		09/01/2045	7
1,305,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[4]	5.500		09/01/2050	13
205,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	207,476
11,550,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2052	12,760,556

42 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$4,900,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500%		02/15/2057	$5,390,294
31,400,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	36,296,516
5,750,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250		06/01/2025	6,465,415
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,663,223
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	20,398
105,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	107,459
405,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	405,036
10,000,000	Montgomery County, OH (Miami Valley Hospital)[6]	5.750		11/15/2023	11,023,425
1,100,000	Norwood, OH Special Obligation (Central Parke)[1]	6.000		12/01/2046	1,122,726
550,000	OH Air Quality Devel. Authority (First Energy Generation)	5.625		06/01/2018	525,470
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	3.100	[11]	03/01/2023	790,000
13,500,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	3.750	[11]	12/01/2023	5,332,500
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	4.250	[11]	08/01/2029	10,201,707
5,400,000	OH HFA (Sanctuary at Springboro)	5.450		01/01/2038	5,309,604
18,700,000	OH Higher Educational Facility Commission (Hiram College)	6.000		10/01/2041	19,466,326
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)	3.000		05/15/2019	592,500
1,330,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[8]	6.300		02/15/2024	1,322,725
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	2,472,800
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750		12/01/2032	4,460,882
1,225,000	Toledo-Lucas County, OH Port Authority (Storypoint/SL2016/SLW/SLC Obligated Group)	6.125		01/15/2034	1,280,284
1,700,000	Toledo-Lucas County, OH Port Authority (Storypoint/SL2016/SLW/SLC Obligated Group)	6.375		01/15/2051	1,772,267
1,504,586	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	1,472,794
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500		12/01/2034	3,580,764
					460,580,444

Oklahoma—0.2%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	4,000,000
4,635,000	Grady County, OK Criminal Justice Authority[1]	7.000		11/01/2041	4,738,082

43 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Oklahoma (Continued)
$100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500%		09/01/2026	$100,342
					8,838,424

Oregon—0.1%
700,000	OR Facilities Authority (Concordia University)[1]	6.125		09/01/2030	764,799
2,625,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)1	5.250		06/15/2051	2,600,351
1,640,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)1	5.750		06/15/2046	1,708,782
					5,073,932

Pennsylvania—2.6%
1,000,000	Allegheny County, PA Sanitary Authority[1]	4.000		12/01/2031	1,067,430
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)	4.500	[11]	06/01/2028	21,074,615
2,700,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000		11/01/2041	3,422,682
5,180,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500		01/01/2052	5,101,419
2,750,000	Crawford County, PA Hospital Authority (MMedC/COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2046	2,863,025
3,215,000	Crawford County, PA Hospital Authority (MMedC/COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2051	3,329,679
355,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	376,627
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	556,595
1,010,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.000		12/01/2032	1,013,040
1,705,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.250		12/01/2037	1,710,064
500,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.300		12/01/2038	490,080
3,140,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.375		12/01/2047	3,105,209
1,261,640	Northampton County, PA IDA (Northampton Generating)[4,7]	5.000		12/31/2023	378,492
8,238,655	Northampton County, PA IDA (Northampton Generating)[4,7]	5.000		12/31/2023	2,471,596
15,000,000	PA EDFA (FirstEnergy Generation)	4.500	[11]	06/01/2028	14,175,600
11,500,000	PA Geisinger Authority Health System, Series A6	5.250		06/01/2039	12,054,386
2,150,000	PA GO1	4.000		09/15/2031	2,283,601
2,980,000	PA GO1	4.000		09/15/2032	3,146,761
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,421,880
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,193,170
20,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	22,117,000

44 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125%		03/15/2043	$1,519,125
885,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2022	919,365
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2032	2,043,400
8,430,000	Philadelphia, PA Authority for Industrial Devel. (University of the Arts)[1]	5.000		03/15/2045	8,114,718
2,390,000	Philadelphia, PA Gas Works[1]	5.000		10/01/2033	2,724,815
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2036	3,681,817
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	5,743,815
785,000	Reading, PA School District[1]	5.000		03/01/2035	888,958
720,000	Reading, PA School District[1]	5.000		03/01/2036	813,535
5,580,000	York, PA GO1	7.250		11/15/2041	6,549,246
					141,351,745

Rhode Island—0.1%
44,240,000	Central Falls, RI Detention Facility[4]	7.250		07/15/2035	7,963,200

South Carolina—1.0%
6,417,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,475,010
12,555,000	Lancaster County, SC School District[1]	4.000		03/01/2036	13,239,499
13,172,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	11,826,480
7,050,507	SC Connector 2000 Assoc. Toll Road, Series B	2.879	[5]	01/01/2020	6,169,193
189,461	SC Connector 2000 Assoc. Toll Road, Series B	6.295	[5]	01/01/2026	109,076
7,995,545	SC Connector 2000 Assoc. Toll Road, Series B	6.619	[5]	01/01/2024	4,605,194
5,070,000	SC Public Service Authority (Santee Cooper)[1]	5.000		12/01/2029	5,487,616
6,465,000	SC Public Service Authority (Santee Cooper)[1]	5.500		12/01/2033	7,334,478
					55,246,546

South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,390,045

Tennessee—0.8%
1,000,000	Bristol, TN Industrial Devel. Board	5.022	[5]	12/01/2022	804,670
10,340,000	Chattanooga, TN HE&HFB (Catholic Health Initiatives)[1]	1.260	[11]	05/01/2039	10,340,000
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	9,256,050
6,350,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	6,629,717
15,000,000	TN Energy Acquisition Gas Corp.[1]	4.000	[11]	05/01/2048	16,153,200
					43,183,637

Texas—9.2%
890,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.000		09/01/2037	886,662

45 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$1,475,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.250%	09/01/2047	$1,468,348
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	5.000	06/15/2046	1,326,139
785,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	5.000	08/15/2053	763,020
700,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)[1]	7.250	09/01/2045	718,844
250,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750	12/01/2028	235,647
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,9,12]	5.000	03/01/2041	—
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,9,12]	5.400	05/01/2029	—
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,9,12]	6.300	07/01/2032	—
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,9,12]	6.750	10/01/2038	—
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,9,12]	7.700	03/01/2032	—
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,9,12]	7.700	04/01/2033	—
1,925,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2030	2,095,574
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2031	2,163,060
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2032	2,149,040
1,755,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2033	1,878,973
15,135,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[4]	7.000	11/01/2039	11,888,997
675,000	Celina, TX Special Assessment	5.375	09/01/2028	679,651
400,000	Celina, TX Special Assessment	5.500	09/01/2032	401,312
1,100,000	Celina, TX Special Assessment	5.875	09/01/2040	1,104,862
1,895,000	Celina, TX Special Assessment[1]	6.250	09/01/2045	1,961,912
4,020,000	Celina, TX Special Assessment	7.500	09/01/2045	4,377,740
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250	09/01/2045	995,190
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750	08/15/2041	852,428
1,250,000	Crane, TX Independent School District[1]	5.000	02/15/2030	1,253,950
3,270,000	Dallas County, TX Community College District[1]	5.000	02/15/2025	3,859,123
3,440,000	Dallas County, TX Community College District[1]	5.000	02/15/2026	4,101,202
3,610,000	Dallas County, TX Community College District[1]	5.000	02/15/2027	4,342,361
1,400,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125	09/01/2028	1,426,768
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500	09/01/2036	1,527,390
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750	09/01/2043	2,028,380
2,250,000	Galveston, TX Special Assessment	5.625	09/01/2028	1,901,318
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,112,847
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	2,940,980

46 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$10,000,000	Grand Parkway, TX Transportation Corp.[6]	5.000%		04/01/2053	$11,113,350
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[3]	7.000		12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000		04/01/2028	20,214
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)	7.000		08/15/2028	3,491,256
6,170,000	Harris County-Houston, TX Sports Authority	4.066	[5]	11/15/2034	3,087,221
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500		05/15/2031	500,089
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500		05/15/2031	436,859
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000		08/15/2036	518,505
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000		08/15/2041	775,395
425,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.375		09/01/2028	423,453
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.750		09/01/2038	592,842
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.875		09/01/2044	592,416
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.375		09/15/2035	452,898
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.500		09/15/2040	401,120
8,750,000	Mission, TX EDC (Carbonlite Recycling)	6.500		12/01/2033	8,655,325
13,000,000	Mission, TX EDC (Natgasoline)[1]	5.750		10/01/2031	13,569,790
24,970,000	Mission, TX EDC (Natgasoline)[1]	5.750		10/01/2031	26,064,435
3,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000		08/15/2033	3,133,080
2,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000		08/15/2034	2,082,120
3,280,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000		08/15/2035	3,406,575
4,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	5.000		08/15/2047	4,542,960
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500		08/15/2046	715,064
1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500		08/15/2051	1,221,924
2,085,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Jubilee Academic Center)[1]	5.125		08/15/2047	2,089,295
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2031	391,213

47 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000%		07/01/2046	$1,896,038
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2051	1,892,100
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.375		11/15/2036	403,448
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500		11/15/2046	655,350
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500		11/15/2052	1,004,060
1,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University- Collegiate Hsg. Corpus Christi II)[1]	5.000		04/01/2048	1,299,163
2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University- Collegiate Hsg. San Antonio)[1]	5.000		04/01/2048	2,440,126
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,387,594
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875		04/01/2036	880,213
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000		04/01/2045	2,147,399
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	[11]	01/01/2043	1,644,160
38,000,000	North Central TX HFDC (Children’s Medical Center)[6]	5.750		08/15/2039	40,319,045
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2036	669,377
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2046	1,004,120
2,000,000	Red River, TX Educational Finance Corp. (Houston Baptist University)[1]	5.500		10/01/2046	2,211,560
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,504,690
455,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000		09/15/2046	436,386
1,995,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,035,917
4,100,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[3,9,12]	6.150		08/01/2022	—
1,800,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[3,9,12]	6.450		06/01/2021	—
3,125,000	San Antonio, TX GO COP[1]	4.000		08/01/2032	3,411,281

48 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[3]	7.500%	07/01/2038	$5,819,940
7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	5.750	11/15/2024	8,226,517
32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	6.250	11/15/2029	33,678,001
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750	11/15/2037	3,743,401
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2047	3,900,680
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2052	2,221,160
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[6]	5.000	12/01/2033	14,268,825
27,525,000	Travis County, TX HFDC (Longhorn Village)[1]	7.125	01/01/2046	31,565,395
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2031	1,185,100
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2032	1,181,440
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2033	1,176,880
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2034	1,173,240
2,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2035	2,341,060
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2037	1,165,120
2,495,000	Trinity River Authority, TX Pollution Control (TXU Electric Company)[3,9,12]	6.250	05/01/2028	—
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[3]	6.500	11/01/2029	346
20,000,000	TX GO1	5.000	10/01/2030	24,021,000
57,760,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	68,640,251
400,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	402,236
525,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	525,667
200,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	195,198
8,500,000	TX Water Devel. Board[1]	4.000	10/15/2030	9,262,110
2,760,000	TX Water Devel. Board[1]	4.000	10/15/2032	3,002,880
5,000,000	TX Water Devel. Board[1]	4.000	10/15/2033	5,409,300
7,500,000	TX Water Devel. Board[1]	4.000	10/15/2034	8,074,650
10,000,000	TX Water Devel. Board[1]	5.000	10/15/2041	11,529,800
15,000,000	TX Water Devel. Board[1]	5.000	10/15/2047	17,371,800
2,057,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,062,821
6,375,000	Waxahachie, TX Special Assessment	6.000	08/15/2045	6,332,351
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,271,188

49 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750%	08/15/2028	$5,170,600
				496,880,213

Utah—0.5%
220,000	Hideout, UT Local District No. 1 Special Assessment[8]	7.750	08/01/2024	220,442
610,000	Hideout, UT Local District No. 1 Special Assessment[8]	8.250	08/01/2034	607,285
605,000	UT Charter School Finance Authority (Endeavor Hall)[1]	5.500	07/15/2022	611,395
1,750,000	UT Charter School Finance Authority (Endeavor Hall)[1]	6.000	07/15/2032	1,777,878
3,870,000	UT Charter School Finance Authority (Endeavor Hall)[1]	6.250	07/15/2042	3,920,697
4,810,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.250	06/15/2037	4,814,618
6,015,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.375	06/15/2048	5,930,429
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	6,872,260
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300	07/15/2032	793,582
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550	07/15/2042	1,747,305
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	824,934
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000	02/15/2036	428,243
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000	02/15/2046	875,366
				29,424,434

Virginia—1.2%
1,608,000	Celebrate, VA North CDA Special Assessment[4]	6.750	03/01/2034	964,800
4,562,000	Celebrate, VA South CDA Special Assessment[3]	6.250	03/01/2037	1,596,700
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000	07/01/2046	9,004,400
2,921,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2044	2,826,272
1,278,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2044	1,236,554
1,965,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050	03/01/2054	358,613
2,900,000	New Port, VA CDA[3]	5.600	09/01/2036	1,327,187
1,945,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	1,860,529
18,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	18,605,189
2,160,000	Richmond, VA Redevel. & Hsg. Authority (American Tobacco Apartments)[1]	5.550	01/01/2037	2,207,887

50 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$10,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000%		02/01/2030	$12,032,600
4,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2032	4,770,440
1,515,000	VA Tobacco Settlement Financing Corp.[1]	5.000		06/01/2047	1,474,216
83,700,000	VA Tobacco Settlement Financing Corp.	8.182	[5]	06/01/2047	7,412,472
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.) [3]	6.375		03/01/2019	48
					65,677,907

Washington—2.0%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	773,160
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	200,024
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100		10/01/2031	50,041
3,329,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	3,330,457
1,500,000	Tes Properties, WA6	5.500		12/01/2029	1,577,726
12,000,000	Tes Properties, WA6	5.625		12/01/2038	12,634,770
21,710,000	WA EDFA (Columbia Pulp I)	7.500		01/01/2032	25,779,757
12,425,000	WA GO1	5.000		02/01/2030	14,705,112
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[6]	6.375		10/01/2036	18,563,070
17,410,000	WA Health Care Facilities Authority (Peacehealth)[6]	5.000		11/01/2028	18,176,475
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2045	1,075,150
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2050	1,822,451
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750		01/01/2038	10,973,921
					109,662,114

West Virginia—0.5%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	3,025,170
4,500,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	4,527,360
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[4]	7.000		06/01/2035	13,572,500
3,435,000	Monongalia County, WV Special District Excise Tax (University Town Center)	5.750		06/01/2043	3,567,831
					24,692,861

Wisconsin—4.0%
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	3,031,770
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	826,223
2,015,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	2,219,784
6,335,000	WI H&EFA (Wellington Homes)	6.750		09/01/2037	6,343,489
53,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	6.750		08/01/2031	57,564,360
17,500,000	WI Public Finance Authority (American Dream at Meadowlands Project)	7.000		12/01/2050	20,547,625

51 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$2,000,000	WI Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group)[1]	5.125%		06/01/2048	$2,023,520
865,000	WI Public Finance Authority (DHSEP/NMA/CAA/ HCA/HAA/HA/LV/MwA/WA/WHA Obligated Group)[1]	5.000		12/01/2052	864,939
5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.000		12/01/2045	5,510,492
3,800,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.150		12/01/2050	4,038,564
6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.350		12/01/2052	7,282,682
1,335,000	WI Public Finance Authority (Las Ventanas Retirement Community)[8]	0.210	[5]	10/01/2042	670,490
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,688,058
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[5]	10/01/2042	41,200
57,330,000	WI Public Finance Authority (Natogasoline)[7]	10.000		06/30/2021	57,403,382
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	678,216
7,000,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)[1]	5.000		09/30/2049	7,733,180
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,396,875
1,230,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,322,681
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	905,105
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[1]	6.000		02/01/2045	1,889,850
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,930,754
6,815,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)	5.250		12/01/2039	6,313,961
10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1]	5.250		01/01/2052	11,443,117
					213,670,317

U.S. Possessions—8.2%
26,420,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	23,051,450
10,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000		07/01/2025	10,050
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	8,895,150
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	185,937
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	18,651,075

52 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000%		07/01/2038	$2,535,312
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	5,829,312
30,945,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	22,976,662
4,630,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	4,318,910
7,260,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	6,703,303
17,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	16,285,625
28,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.749	[5]	05/15/2050	2,079,840
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.352	[5]	05/15/2055	6,939,524
2,145,000	Puerto Rico Commonwealth GO, AGC[13]	3.041		07/01/2019	2,143,155
285,000	Puerto Rico Commonwealth GO, AGC[13]	3.061		07/01/2020	283,068
1,500,000	Puerto Rico Commonwealth GO3	5.000		07/01/2024	378,750
2,550,000	Puerto Rico Commonwealth GO3	5.000		07/01/2033	643,875
5,000,000	Puerto Rico Commonwealth GO3	5.000		07/01/2033	1,262,500
10,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2034	10,008
1,660,000	Puerto Rico Commonwealth GO3	5.000		07/01/2034	419,150
6,765,000	Puerto Rico Commonwealth GO3	5.000		07/01/2041	1,708,162
700,000	Puerto Rico Commonwealth GO3	5.125		07/01/2031	176,750
2,000,000	Puerto Rico Commonwealth GO3	5.125		07/01/2037	505,000
5,000	Puerto Rico Commonwealth GO, AGC	5.250		07/01/2024	5,337
1,920,000	Puerto Rico Commonwealth GO3	5.250		07/01/2026	484,800
2,165,000	Puerto Rico Commonwealth GO3	5.250		07/01/2037	546,662
40,000	Puerto Rico Commonwealth GO3	5.500		07/01/2018	10,100
14,695,000	Puerto Rico Commonwealth GO3	5.500		07/01/2026	3,710,487
3,255,000	Puerto Rico Commonwealth GO3	5.500		07/01/2026	821,887
340,000	Puerto Rico Commonwealth GO3	5.500		07/01/2027	85,850
62,180,000	Puerto Rico Commonwealth GO3	5.500		07/01/2039	15,700,450
11,540,000	Puerto Rico Commonwealth GO3	5.750		07/01/2036	2,913,850
1,345,000	Puerto Rico Commonwealth GO, AGC	5.750		07/01/2037	1,357,239
3,000,000	Puerto Rico Commonwealth GO3	5.750		07/01/2038	757,500
65,250,000	Puerto Rico Commonwealth GO3	5.750		07/01/2041	16,475,625
2,625,000	Puerto Rico Commonwealth GO3	6.000		07/01/2035	662,812
1,480,000	Puerto Rico Commonwealth GO3	6.000		07/01/2038	373,700
12,250,000	Puerto Rico Commonwealth GO3	6.000		07/01/2039	3,093,125
9,265,000	Puerto Rico Commonwealth GO3	6.000		07/01/2039	2,339,412
14,550,000	Puerto Rico Commonwealth GO3	6.500		07/01/2037	3,673,875
13,000,000	Puerto Rico Commonwealth GO3	6.500		07/01/2040	3,282,500
1,545,000	Puerto Rico Commonwealth GO3	8.000		07/01/2035	417,922
1,501,705	Puerto Rico Electric Power Authority[3]	10.000		07/01/2019	536,860
1,501,705	Puerto Rico Electric Power Authority[3]	10.000		07/01/2019	536,860
1,629,052	Puerto Rico Electric Power Authority[3]	10.000		01/01/2021	582,386
1,629,051	Puerto Rico Electric Power Authority[3]	10.000		07/01/2021	582,386
543,017	Puerto Rico Electric Power Authority[3]	10.000		01/01/2022	194,129
543,018	Puerto Rico Electric Power Authority[3]	10.000		07/01/2022	194,129
3,100,000	Puerto Rico Electric Power Authority, Series A3	5.000		07/01/2029	1,108,250
7,070,000	Puerto Rico Electric Power Authority, Series A3	5.000		07/01/2042	2,527,525
11,925,000	Puerto Rico Electric Power Authority, Series A3	5.050		07/01/2042	4,263,188
20,375,000	Puerto Rico Electric Power Authority, Series A3	6.750		07/01/2036	7,284,062
10,330,000	Puerto Rico Electric Power Authority, Series A3	7.000		07/01/2033	3,692,975

53 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$480,000	Puerto Rico Electric Power Authority, Series A3	7.000%		07/01/2040	$171,600
9,080,000	Puerto Rico Electric Power Authority, Series A3	7.000		07/01/2043	3,246,100
160,000	Puerto Rico Electric Power Authority, Series A3	7.250		07/01/2030	57,200
40,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2021	14,300
40,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2022	14,300
10,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2023	3,575
500,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2025	178,750
4,570,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2026	1,633,775
2,600,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2028	929,500
445,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2029	159,088
95,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2030	33,963
310,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2022	110,825
35,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2024	12,513
20,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2025	7,150
285,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2027	101,888
540,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2028	193,050
2,570,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250		07/01/2027	918,775
385,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250		07/01/2028	137,638
185,000	Puerto Rico Electric Power Authority, Series DDD[3]	5.000		07/01/2022	66,138
15,000	Puerto Rico Electric Power Authority, Series NN3	5.500		07/01/2020	5,362
170,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2017	60,350
20,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2018	7,150
5,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2020	1,787
55,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2021	19,662
210,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2022	75,075
280,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2023	100,100
15,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2024	5,362
675,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2025	241,313
895,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2026	319,963
1,990,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2027	711,425
7,355,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2032	2,629,413
6,100,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2037	2,180,750
390,000	Puerto Rico Electric Power Authority, Series UU3	0.000	[11]	07/01/2017	138,450
685,000	Puerto Rico Electric Power Authority, Series WW3	5.000		07/01/2028	244,888
185,000	Puerto Rico Electric Power Authority, Series WW3	5.250		07/01/2025	66,138
415,000	Puerto Rico Electric Power Authority, Series WW3	5.250		07/01/2033	148,363
85,000	Puerto Rico Electric Power Authority, Series WW3	5.375		07/01/2022	30,388
390,000	Puerto Rico Electric Power Authority, Series WW3	5.375		07/01/2024	139,425
60,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2021	21,450
605,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2038	216,288
10,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2026	3,575
845,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2027	302,088
2,660,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2035	950,950
38,430,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2040	13,738,725
18,575,000	Puerto Rico Electric Power Authority, Series XX3	5.750		07/01/2036	6,640,563
190,000	Puerto Rico Electric Power Authority, Series ZZ3	4.625		07/01/2025	67,925
820,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2017	291,100
140,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2018	50,050

54 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$95,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000%	07/01/2021	$33,963
850,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000	07/01/2022	303,875
215,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000	07/01/2024	76,863
10,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000	07/01/2026	3,575
515,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2018	184,113
25,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2021	8,938
50,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2022	17,875
380,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2024	135,850
275,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2025	98,313
1,135,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2026	405,763
215,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2023	215,688
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2027	45,104
1,360,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2028	826,200
2,175,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2028	54,375
250,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2029	234,155
1,035,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2035	628,762
7,895,000	Puerto Rico Highway & Transportation Authority[3]	5.300	07/01/2035	4,796,212
25,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2023	27,263
5,000,000	Puerto Rico Highway & Transportation Authority[3]	5.500	07/01/2029	3,037,500
3,250,000	Puerto Rico Highway & Transportation Authority[3]	5.500	07/01/2030	1,974,375
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2019	45,841
6,940,000	Puerto Rico Highway & Transportation Authority, FGIC[14]	5.750	07/01/2019	5,100,900
350,000	Puerto Rico Highway & Transportation Authority, FGIC[14]	5.750	07/01/2021	257,250
9,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2022	9,138,060
605,000	Puerto Rico Highway & Transportation Authority, Series H3	5.450	07/01/2035	67,457
4,715,000	Puerto Rico Highway & Transportation Authority, Series M3	5.000	07/01/2046	525,722
5,000,000	Puerto Rico Infrastructure[4]	5.000	07/01/2031	227,500
3,000,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	136,500
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.500	10/01/2037	3,631,750
25,000	Puerto Rico Infrastructure Financing Authority, AGC	5.000	07/01/2041	25,010
2,500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	2,053,125
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000	07/01/2033	4,215,564
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	270,000
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	88,000
25,000	Puerto Rico Municipal Finance Agency, Series B, AGC[1]	5.250	07/01/2019	25,751

55 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,870,000	Puerto Rico Public Buildings Authority[4]	5.000%		07/01/2032	$1,131,975
4,880,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2036	1,427,400
150,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2037	43,875
100,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2023	29,250
1,640,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2033	479,700
83,395,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2042	24,393,037
260,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2023	76,050
200,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2037	58,500
15,860,000	Puerto Rico Public Buildings Authority[4]	5.625		07/01/2039	4,639,050
12,845,000	Puerto Rico Public Buildings Authority[3]	5.750		07/01/2022	3,757,162
7,000,000	Puerto Rico Public Buildings Authority[4]	5.875		07/01/2039	2,047,500
8,825,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	2,581,312
12,000,000	Puerto Rico Public Buildings Authority[4]	6.125		07/01/2023	3,510,000
5,100,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2026	1,491,750
4,980,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	1,456,650
410,000	Puerto Rico Public Buildings Authority[4]	7.000		07/01/2021	119,925
1,515,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	443,137
49,020,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	1,102,950
9,500,000	Puerto Rico Sales Tax Financing Corp.[3]	6.900	[2]	08/01/2026	1,460,625
220,000	Puerto Rico Sales Tax Financing Corp. (Build America Bonds)[3]	5.750		08/01/2042	33,825
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A3	0.000	[2]	08/01/2033	5,673,116
1,590,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2019	248,438
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2024	254,688
15,735,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2043	2,458,594
11,885,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.250		08/01/2027	1,857,031
51,045,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.375		08/01/2039	7,975,781
700,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2023	109,375
4,145,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2028	647,656
14,720,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2037	2,300,000
47,645,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2042	7,444,531
44,060,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.750		08/01/2037	6,884,375
44,365,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.826	[5]	08/01/2043	8,687,998
46,950,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.829	[5]	08/01/2042	9,708,321
17,500,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.830	[5]	08/01/2041	3,818,500
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.125		08/01/2029	351,563
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.375		08/01/2039	468,750
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.500		08/01/2044	8,324,219
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A3	7.886	[5]	08/01/2034	370,078
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A3	8.691	[5]	08/01/2035	1,711,801
30,980,000	Puerto Rico Sales Tax Financing Corp., Series A-1[3]	5.250		08/01/2043	4,840,625
330,000	Puerto Rico Sales Tax Financing Corp., Series C3	4.000		08/01/2026	156,750
300,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000		08/01/2035	46,875
135,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000		08/01/2046	64,125
61,720,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.250		08/01/2041	9,643,750
3,670,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.375		08/01/2036	573,438

56 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,290,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.375%		08/01/2038	$826,563
10,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.500		08/01/2040	1,562,500
19,555,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	9,288,625
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.000		08/01/2039	781,250
65,695,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.000		08/01/2042	10,264,844
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.750	[2]	08/01/2032	1,697,656
50,000	University of Puerto Rico, Series P	5.000		06/01/2021	33,125
100,000	University of Puerto Rico, Series P	5.000		06/01/2022	66,250
5,000,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,312,500
1,025,000	University of Puerto Rico, Series Q	5.000		06/01/2036	679,063
					443,940,276
Total Municipal Bonds and Notes (Cost $6,980,662,582)					6,023,083,853

Corporate Bonds and Notes—0.1%
3,030,000	TX German Pellets Series Secured Note, Series 2016[1,9,15]	8.000		12/10/2018	2,424,000
2,890,000	TX German Pellets Series Secured Note, Series 2016[1,9,15]	8.000		12/10/2018	2,312,000
Total Corporate Bonds and Notes (Cost $5,920,000)					4,736,000

Corporate Loans—0.0%
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[3,9,15]	9.000	[11]	11/16/2018	502,130
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[3,9,15]	9.000	[11]	11/16/2018	230,143
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[3,9,15]	9.000	[11]	11/16/2018	585,818
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[3,9,15]	9.000	[11]	11/16/2018	292,909
Total Corporate Loans (Cost $19,250,000)					1,611,000

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[15]				435,937
2,919	General Motors Co.[15]				123,795
Total Common Stocks (Cost $54,137)					559,732

Total Investments, at Value (Cost $7,005,886,719)—111.8%					6,029,990,585
Net Other Assets (Liabilities)—(11.8)					(634,991,477)
Net Assets—100.0%					$5,394,999,108

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

57 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. Interest or dividend is paid-in-kind, when applicable.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

10. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

11. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

12. Security received as the result of issuer reorganization.

13. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

14. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

15. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AAD	AHFO-Arbors at Denton
AAHI	AHFO-Arbors at Huntsville I
AAHII	AHFO-Arbors at Huntsville II
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGC	Assured Guaranty Corp.
AH&HC	Advocate Health & Hospitals Corp.
AHCN	Advocate Health Care Metro
AHF	American Housing Foundation
AHFO	Atlantic Housing Foundation
AHFP	American Housing Foundation Properties
ANSHN	Advocate North Side Health Network
APH	AHFO-Palm House
ASUN	Arizona State University
AW	AHFO-Westfield
AWHC	AHF-Windover Health Club
BethH	Bethesda Hospital
BHCor	Baptist Health Corbin
BHI	Baptist Homes of Indiana
BHL	Baptist Health Louisville
BHLex	Baptist Health Lexington
BHlth	Bethesda Health
BHlthL	Baptist Health Lagrange
BHM	Baptist Hospital of Miami

58 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
BHP	Baptist Health Paducah
BHS	Baptist Healthcare System
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAA	Cooks Avenue Affordable
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children’s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CHCC	Community Hospitals of Central California
CHSTX	Children’s Health System of Texas
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
DA	Dormitory Authority
DHSEP	Dogwoood Housing Southeast Portfolio
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
FBA	FFAH Beaumont Avenue
FCHMC	Fresno Community Hospital & Medical Center
FCIM	French Creek Internal Medicine
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFAH	Foundation for Affordable Housing
FFC	FFAH Franklin Court
FGC	FFAH Glendale Court
FGIC	Financial Guaranty Insurance Co.
FHlth	Fishermen’s Health
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation
GSSH	Georgia Southwestern University
H&EFA	Health and Educational Facilities Authority

59 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

H&HEFA	Hospitals and Higher Education Facilities Authority
HA	Heatherwood Affordable
HAA	Hidden Acres Affordable
HCA	Hickory Creek Affordable
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KCHosp	Kishwaukee Community Hospital
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KPG	Kishwaukee Physician Group
KS	Kishhealth System
KSS	Kuakini Support Services
LCMAS	Little Company of Mary Ancillary Services Corp.
LFHFI	Lake Forest Hospital & Fitness Institute
LV	Lakeview Affordable
MarH	Mariners Hospital
MJRH&C	Marian Joy Rehabilitation Hospital & Clinic
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPS	Meadville Physician Services
MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
MwA	Mary Washington Hospital
NMA	New Main Affordable
NPFGC	National Public Finance Guarantee Corp.
NWLFH	Northwestern Lake Forest Hospital
NWMF	Northwestern Medical Faculty Foundation
NWMFF	Northwestern Memorial Foundation
NWMH	Northwestern Memorial Hospital
NWMHlth	Northwestern Memorial Healthcare
NY/NJ	New York/New Jersey
NYC	New York City

60 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
NYS	New York State
PAS	Presence Ambulatory Services
PacMedC	PacMed Clinic
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PClinic	Piedmont Clinic
PCTC	Presence Care Transformation Corp.
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PH&SWW	Providence Health & Services-Western Washington
PHC	Piedmont Healthcare
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHN	Presence Health Network
PHosp	Piedmont Hospital
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PSJH	Providence St. Joseph Health
PSJHCtr	Providence St. John’s Health Center
PSJMC	Providence St. Joseph Medical Center
PSSC	Presence Senior Services - Chicagoland
RBM	Rocketship Brilliant Minds
RDP	Rocketship Discovery Prep
RE	Rocketship Education
Res Rec	Resource Recovery Facility
REW	Rocketship Education Wisconsin
RLSA	Rocketship Los Suenos Academy
RMS	Rocketship Mateo Sheedy
RNNE	Rocketship Nashville Northeast Elementary
RRCP	Rocketship Redwood City Prep
RSA	Rocketship Spark Academy
RSCP	Rocketship Southside Community Prep
RSSPA	Rocketship Si Se Puede Academy
SE	Swedish Edmonds
SHlthS	Swedish Health Services
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SL2016	Senior Living 2016
SLC	Senior Living Chesteron

61 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SLF	Senior Living Fairfield
SLFW	Senior Living Fort Wayne
SLW	Senior Living Waterville
SMH	South Miami Hospital
TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center
TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
UDC	Urban Development Corporation
VOA	Volunteers of America
VWCH	Valley West Community Hospital
WA	Westlake Affordable
WAFMH	W A Foote Memorial Hospital
WHA	Weeden Heights Affordable
WICF	W.I. Cook Foundation
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

62 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $7,005,886,719)—see accompanying statement of investments	$ 6,029,990,585

Cash	786,886

Receivables and other assets:
Interest	64,952,562
Investments sold (including $16,926,395 sold on a when-issued or delayed delivery basis)	17,339,139
Shares of beneficial interest sold	6,318,322
Other	1,222,411

Total assets	6,120,609,905

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	606,350,000
Payable for borrowings (See Note 9)	76,900,000
Investments purchased on a when-issued or delayed delivery basis	25,812,361
Shares of beneficial interest redeemed	7,968,703
Dividends	6,522,894
Distribution and service plan fees	780,907
Trustees’ compensation	650,423
Interest expense on borrowings	75,845
Shareholder communications	9,309
Other	540,355

Total liabilities	725,610,797

Net Assets	$ 5,394,999,108

Composition of Net Assets
Paid-in capital	$ 8,401,797,705

Accumulated net investment income	92,423,925

Accumulated net realized loss on investments	(2,123,326,388)

Net unrealized depreciation on investments	(975,896,134)

Net Assets	$ 5,394,999,108

63 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,961,135,640 and 424,756,157 shares of beneficial interest outstanding)	$6.97
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.32

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,187,240 and 1,168,478 shares of beneficial interest outstanding)	$7.01

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,201,769,804 and 173,118,739 shares of beneficial interest outstanding)	$6.94

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,223,906,424 and 175,749,223 shares of beneficial interest outstanding)	$6.96

See accompanying Notes to Financial Statements.

64 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$176,610,614
Dividends	6,903

Total investment income	176,617,517

Expenses
Management fees	10,486,313
Distribution and service plan fees:
Class A	3,783,884
Class B	51,512
Class C	5,662,226
Transfer and shareholder servicing agent fees:
Class A	1,530,684
Class B	5,726
Class C	629,230
Class Y	632,406
Shareholder communications:
Class A	17,831
Class B	334
Class C	9,956
Class Y	6,514
Borrowing fees	3,621,647
Legal, auditing and other professional fees	2,143,065
Interest expense and fees on short-term floating rate notes issued (See Note 4)	1,147,127
Interest expense on borrowings	623,316
Trustees’ compensation	35,915
Custodian fees and expenses	28,524
Other	27,174

Total expenses	30,443,384
Net Investment Income	146,174,133
Realized and Unrealized Loss
Net realized loss on investment transactions	(67,176,856)
Net change in unrealized appreciation/depreciation on investment transactions’	(165,785,612)

Net Decrease in Net Assets Resulting from Operations	$(86,788,335)

See accompanying Notes to Financial Statements.

65 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017

Operations
Net investment income	$146,174,133	$ 289,614,786

Net realized loss	(67,176,856)	(184,071,772)

Net change in unrealized appreciation/depreciation	(165,785,612)	132,331,091

Net increase (decrease) in net assets resulting from operations	(86,788,335)	237,874,105

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(82,812,454)	(185,836,275)
Class B	(268,396)	(1,115,064)
Class C	(30,102,685)	(68,905,668)
Class Y	(35,787,460)	(64,206,346)

	(148,970,995)	(320,063,353)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(93,311,901)	(15,209,173)
Class B	(6,569,042)	(15,086,186)
Class C	(46,993,833)	(51,062,821)
Class Y	(55,708,629)	424,801,625

	(202,583,405)	343,443,445

Net Assets
Total increase (decrease)	(438,342,735)	261,254,197

Beginning of period	5,833,341,843	5,572,087,646

End of period (including accumulated net investment income of $92,423,925 and $95,220,787, respectively)	$5,394,999,108	$ 5,833,341,843

See accompanying Notes to Financial Statements.

66 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(86,788,335)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(748,552,331)
Proceeds from disposition of investment securities	1,050,415,242
Short-term investment securities, net	13,337,202
Premium amortization	14,476,330
Discount accretion	(52,876,527)
Net realized loss on investment transactions	67,176,856
Net change in unrealized appreciation/depreciation on investment transactions	165,785,612
Change in assets:
Decrease in other assets	1,089,053
Increase in interest receivable	(718,439)
Increase in receivable for securities sold	(14,134,174)
Change in liabilities:
Decrease in other liabilities	(273,685)
Decrease in payable for securities purchased	(30,357,920)

Net cash provided by operating activities	378,578,884

Cash Flows from Financing Activities
Proceeds from borrowings	774,900,000
Payments on borrowings	(891,700,000)
Payments and proceeds on short-term floating rate notes issued	83,365,000
Proceeds from shares sold	798,495,939
Payments on shares redeemed	(1,123,136,119)
Cash distributions paid	(20,700,168)

Net cash used in financing activities	(378,775,348)

Net decrease in cash	(196,464)

Cash, beginning balance	983,350

Cash, ending balance	$786,886

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $127,334,025.

Cash paid for interest on borrowings—$713,354.

Cash paid for interest on short-term floating rate notes issued—$1,147,127.

See accompanying Notes to Financial Statements.

67 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.27	$7.37	$6.86	$7.01	$6.87	$7.50
Income (loss) from investment operations:
Net investment income[1]	0.19	0.39	0.46	0.51	0.50	0.51
Net realized and unrealized gain (loss)	(0.30)	(0.07)	0.52	(0.18)	0.13	(0.65)
Total from investment operations	(0.11)	0.32	0.98	0.33	0.63	(0.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.42)	(0.47)	(0.48)	(0.49)	(0.49)
Net asset value, end of period	$6.97	$7.27	$7.37	$6.86	$7.01	$6.87

Total Return, at Net Asset Value[2]	(1.47)%	4.47%	14.91%	4.59%	9.63%	(2.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,961,136	$3,182,443	$3,245,013	$2,968,690	$3,260,438	$3,688,901
Average net assets (in thousands)	$3,034,912	$3,159,138	$3,064,632	$3,258,788	$3,477,994	$4,450,000
Ratios to average net assets:[3]
Net investment income	5.32%	5.36%	6.54%	7.19%	7.24%	6.69%
Expenses excluding specific expenses listed below	0.81%	0.75%	0.74%	0.74%	0.71%	0.73%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.18%	0.17%	0.17%	0.25%	0.25%
Total expenses	1.00%	1.06%	1.00%	0.99%	1.05%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.06%	1.00%	0.99%	1.05%[5]	1.08%[5]
Portfolio turnover rate	12%	29%	20%	16%	16%	18%

68 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

69 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.30	$7.41	$6.89	$7.04	$6.89	$7.53

Income (loss) from investment operations:
Net investment income[1]	0.17	0.35	0.41	0.46	0.45	0.45
Net realized and unrealized gain (loss)	(0.29)	(0.09)	0.52	(0.19)	0.14	(0.66)

Total from investment operations	(0.12)	0.26	0.93	0.27	0.59	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.37)	(0.41)	(0.42)	(0.44)	(0.43)

Net asset value, end of period	$7.01	$7.30	$7.41	$6.89	$7.04	$6.89

Total Return, at Net Asset Value[2]	(1.66)%	3.55%	14.14%	3.79%	8.89%	(3.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,187	$15,244	$30,878	$49,792	$77,369	$107,602

Average net assets (in thousands)	$11,321	$21,639	$37,720	$65,703	$90,234	$142,525

Ratios to average net assets:[3]
Net investment income	4.68%	4.83%	5.84%	6.43%	6.49%	5.86%
Expenses excluding specific expenses listed below	1.46%	1.47%	1.49%	1.50%	1.49%	1.56%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	1.65%	1.78%	1.75%	1.75%	1.83%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.78%	1.75%	1.75%	1.83%[5]	1.91%[5]

Portfolio turnover rate	12%	29%	20%	16%	16%	18%

70 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

71 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.24	$7.35	$6.83	$6.99	$6.85	$7.48

Income (loss) from investment operations:
Net investment income[1]	0.17	0.33	0.41	0.46	0.44	0.45
Net realized and unrealized gain (loss)	(0.30)	(0.07)	0.53	(0.20)	0.14	(0.65)

Total from investment operations	(0.13)	0.26	0.94	0.26	0.58	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.37)	(0.42)	(0.42)	(0.44)	(0.43)
Net asset value, end of period	$6.94	$7.24	$7.35	$6.83	$6.99	$6.85

Total Return, at Net Asset Value[2]	(1.80)%	3.74%	14.13%	3.68%	8.84%	(2.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,201,770	$1,301,304	$1,375,239	$1,234,906	$1,311,700	$1,463,567

Average net assets (in thousands)	$1,247,488	$1,327,082	$1,289,508	$1,344,166	$1,337,849	$1,735,006

Ratios to average net assets:[3]
Net investment income	4.67%	4.66%	5.80%	6.43%	6.49%	5.92%
Expenses excluding specific expenses listed below	1.46%	1.47%	1.49%	1.50%	1.47%	1.50%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	1.65%	1.78%	1.75%	1.75%	1.81%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.78%	1.75%	1.75%	1.81%[5]	1.85%[5]

Portfolio turnover rate	12%	29%	20%	16%	16%	18%

72 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

73 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.26	$7.37	$6.85	$7.00	$6.86	$7.50

Income (loss) from investment operations:
Net investment income[1]	0.20	0.39	0.47	0.52	0.50	0.52
Net realized and unrealized gain (loss)	(0.30)	(0.06)	0.53	(0.18)	0.14	(0.66)

Total from investment operations	(0.10)	0.33	1.00	0.34	0.64	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.44)	(0.48)	(0.49)	(0.50)	(0.50)

Net asset value, end of period	$6.96	$7.26	$7.37	$6.85	$7.00	$6.86

Total Return, at Net Asset Value[2]	(1.35)%	4.66%	15.10%	4.61%	9.96%	(2.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,223,906	$1,334,351	$920,958	$692,717	$562,641	$472,068

Average net assets (in thousands)	$1,253,528	$1,061,569	$804,978	$700,339	$501,364	$572,611

Ratios to average net assets:[3]
Net investment income	5.57%	5.40%	6.68%	7.33%	7.36%	6.83%
Expenses excluding specific expenses listed below	0.56%	0.57%	0.59%	0.59%	0.56%	0.59%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	0.75%	0.88%	0.85%	0.84%	0.90%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.88%	0.85%	0.84%	0.90%	0.94%[5]

Portfolio turnover rate	12%	29%	20%	16%	16%	18%

74 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

75 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

76 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

77 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

During the fiscal year ended July 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$915,944,693
2019	35,463,515
No expiration	1,099,999,755

Total	$2,051,407,963

At period end, it is estimated that the capital loss carryforwards would be $951,408,208 expiring by 2019 and $1,167,176,611, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,389,087,536[1]

Gross unrealized appreciation	$353,682,254

Gross unrealized depreciation	(1,330,485,498)

Net unrealized depreciation	$(976,803,244)

1. The Federal tax cost of securities does not include cost of $617,706,293, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

78 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the "Exchange") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

79 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

80 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$ 223,316,941	$—	$223,316,941
Alaska	—	31,821,960	—	31,821,960
Arizona	—	92,423,004	—	92,423,004
Arkansas	—	3,993,100	—	3,993,100
California	—	837,509,424	—	837,509,424
Colorado	—	122,756,479	—	122,756,479
Connecticut	—	62,579,904	—	62,579,904
Delaware	—	7,604,538	—	7,604,538
District of Columbia	—	160,516,072	—	160,516,072
Florida	—	461,227,979	13,914,140	475,142,119
Georgia	—	89,167,965	—	89,167,965
Hawaii	—	2,421,149	—	2,421,149
Idaho	—	1,103,203	—	1,103,203
Illinois	—	378,028,086	—	378,028,086
Indiana	—	102,140,331	—	102,140,331
Iowa	—	3,817,803	—	3,817,803
Kansas	—	1,418,049	—	1,418,049
Kentucky	—	31,790,602	—	31,790,602
Louisiana	—	36,031,834	—	36,031,834
Maine	—	19,247,605	—	19,247,605
Maryland	—	3,301,706	—	3,301,706
Massachusetts	—	59,738,291	—	59,738,291
Michigan	—	143,633,268	—	143,633,268
Minnesota	—	37,023,906	—	37,023,906
Mississippi	—	24,593,911	—	24,593,911
Missouri	—	45,543,622	—	45,543,622
Montana	—	1,187,000	—	1,187,000
Nebraska	—	24,255,534	—	24,255,534
Nevada	—	8,018,273	—	8,018,273
New Hampshire	—	8,460,433	—	8,460,433
New Jersey	—	202,796,103	—	202,796,103
New Mexico	—	11,129,866	—	11,129,866
New York	—	661,046,251	—	661,046,251
North Carolina	—	1,949,426	—	1,949,426
Ohio	—	460,580,444	—	460,580,444

81 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Oklahoma	$—	$8,838,424	$—	$8,838,424
Oregon	—	5,073,932	—	5,073,932
Pennsylvania	—	141,351,745	—	141,351,745
Rhode Island	—	7,963,200	—	7,963,200
South Carolina	—	55,246,546	—	55,246,546
South Dakota	—	1,390,045	—	1,390,045
Tennessee	—	43,183,637	—	43,183,637
Texas	—	496,880,213	—	496,880,213
Utah	—	29,424,434	—	29,424,434
Virginia	—	65,677,907	—	65,677,907
Washington	—	109,662,114	—	109,662,114
West Virginia	—	24,692,861	—	24,692,861
Wisconsin	—	213,670,317	—	213,670,317
U.S. Possessions	—	443,940,276	—	443,940,276
Corporate Bonds and Notes	—	—	4,736,000	4,736,000
Corporate Loans	—	—	1,611,000	1,611,000
Common Stocks	559,732	—	—	559,732

Total Assets	$559,732	$6,009,169,713	$20,261,140	$6,029,990,585

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at
Value:
Municipal Bonds and
Notes
Alaska	$198,875	$—	$—	$(198,875)
Arizona	4,102,307	—	—	(4,102,307)
Arkansas	3,355,896	—	—	(3,355,896)
California	20	—	—	(20)
Colorado	3,623,602	—	—	(3,623,602)
Florida	15,749,924	(11,232,527)	11,232,527	(15,749,924)
Illinois	7,184,399	—	—	(7,184,399)
Iowa	107,300	—	—	(107,300)
Maryland	807,409	—	—	(807,409)
Montana	1,184,923	—	—	(1,184,923)
South Carolina	13,521,799	—	—	(13,521,799)
Texas	458	—	—	(458)

82 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Municipal Bonds and Notes (Continued)
Virginia	$24	$—	$—	$(24)
Wisconsin	37,800	—	—	(37,800)

Total Assets	$49,874,736	$(11,232,527)	$11,232,527	$(49,874,736)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate

83 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term

84 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $229,735,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal

85 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $922,504,722 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $606,350,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	11.875%	6/1/38	$3,244,420
6,040,000	CA GO Tender Option Bond Series 2017-XF0579 Trust	8.722	11/1/34	7,835,148
5,000,000	CA GO Tender Option Bond Series 2017-XF0579 Trust	8.722	11/1/35	6,433,850
4,195,000	CA GO Tender Option Bond Series 2017-XF0600 Trust	8.658	11/1/33	5,529,765
3,750,000	CA Health Facilities Financing Authority (PSJH/PH&S/PH&SW/PHSSC/LCMAS/PSJHCtr/PSJMC/PH&SO/PH&SWW/SHlthS/SE/PacMedC Obligated Group) Tender Option Bond Series 2016-XF0330 Trust	17.693	7/1/39	4,590,563
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	14.529	7/1/39	4,694,773
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium for Regenerative Medicine) Tender Option Bond Series 2016-XF0335 Trust	6.952	5/15/40	5,772,150
8,640,000	CA State University Tender Option Bond Series 2017-XF0554 Trust	9.523	11/1/47	12,752,726
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF0239 Trust	6.891	7/1/36	8,595,865
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	14.872	11/1/23	4,536,440
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	15.592	11/1/48	5,238,104
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	11.820	6/15/29	8,628,911
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	12.610	6/15/37	4,147,432

86 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	12.450%	6/15/29	$813,844
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	12.740	6/1/39	3,429,386
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	6.855	4/1/53	6,113,350
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	13.580	4/1/44	5,906,300
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	13.140	4/1/44	5,106,852
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	13.140	4/1/44	3,232,323
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	13.140	4/1/44	2,938,475
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	13.140	4/1/44	2,586,606
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	13.140	4/1/44	1,476,913
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	13.580	11/1/39	3,958,125
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	13.140	11/1/39	1,572,525
3,500,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL Obligated Group) Tender Option Bond Series 2015-XF2011 Trust[3]	12.359	8/15/24	3,777,830
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0041 Trust	12.990	5/15/30	8,326,359
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	11.900	7/1/34	1,406,250
7,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2017-XF0556 Trust	9.523	7/1/35	10,712,310
4,920,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	7.494	12/1/42	5,180,662
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	12.646	2/1/27	2,869,250
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust[3]	11.780	2/1/27	2,840,300

87 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust[3]	13.079%	2/1/34	$14,388,000
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	14.080	11/15/23	3,523,425
1,250,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bonds Series 2017- XF0601 Trust	8.658	7/1/40	1,610,488
1,000,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bonds Series 2017- XF0601 Trust	8.658	7/1/39	1,291,770
1,995,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bonds Series 2017- XF0601 Trust	8.654	7/1/38	2,583,824
1,380,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bonds Series 2017- XF0601 Trust	8.652	7/1/37	1,801,328
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	14.665	8/15/39	11,819,045
3,240,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2151 Trust[3]	14.743	6/15/40	3,437,284
25,000,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2472 Trust[3]	9.540	5/1/42	36,507,500
3,335,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF0555 Trust	9.499	2/15/37	4,847,456
18,695,000	NYS Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3]	7.135	1/15/44	20,783,605
2,760,000	Port Authority NY/NJ, 200th Series Tender Option Bond Series 2017-XF2487 Trust	12.159	4/15/57	4,221,199
3,250,000	Port Authority NY/NJ, 205th Series Tender Option Bond Series 2017-XF2489 Trust	12.131	5/15/57	5,061,485
2,500,000	Port Authority NY/NJ, 206th Series Tender Option Bond Series 2017-XF2488 Trust	12.011	11/15/47	3,875,525
6,755,000	Riverside County, CA Transportation Commission Tender Option Bond Series 2017-XF2520 Trust	8.492	6/1/36	8,564,597
–	San Jacinto, TX Community College District Tender Option Bond Series 2015-XF2010 Trust[3]	12.363	2/15/38	—
1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057 Trust[3]	13.921	11/15/29	2,276,517
8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057-2 Trust[3]	15.662	11/15/29	9,228,001
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	6.810	12/1/33	7,518,825
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	13.430	12/1/29	452,726

88 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	13.860%	12/1/38	$3,634,770
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	6.610	11/1/28	9,471,475
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	15.581	10/1/36	5,008,070

				$316,154,722

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $606,350,000 or 9.91% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation

89 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$25,812,361
Sold securities	16,926,395

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

90 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,072,851,829
Market Value	$370,141,919
Market Value as % of Net Assets	6.86%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $6,720,000, representing 0.12% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $2,626,354 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

91 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	52,084,692	$367,673,241	115,327,306	$828,957,347
Dividends and/or distributions reinvested	9,912,006	70,152,015	21,456,702	154,850,971
Redeemed	(75,254,216)	(531,137,157)	(138,859,277)	(999,017,491)
Net decrease	(13,257,518)	$(93,311,901)	(2,075,269)	$(15,209,173)

Class B
Sold	11,193	$78,856	33,669	$246,689
Dividends and/or distributions reinvested	35,780	255,055	141,531	1,026,583
Redeemed	(966,020)	(6,902,953)	(2,256,625)	(16,359,458)
Net decrease	(919,047)	$(6,569,042)	(2,081,425)	$(15,086,186)

Class C
Sold	14,050,198	$98,956,155	31,846,432	$228,909,131
Dividends and/or distributions reinvested	3,708,306	26,131,608	7,923,676	56,947,446
Redeemed	(24,476,983)	(172,081,596)	(47,160,297)	(336,919,398)
Net decrease	(6,718,479)	$(46,993,833)	(7,390,189)	$(51,062,821)

Class Y
Sold	46,444,132	$328,709,691	110,295,897	$792,134,437
Dividends and/or distributions reinvested	4,355,952	30,795,347	7,331,489	52,954,175
Redeemed	(58,882,690)	(415,213,667)	(58,811,699)	(420,286,987)
Net increase (decrease)	(8,082,606)	$(55,708,629)	58,815,687	$424,801,625

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

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7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$748,552,331	$1,050,415,242

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

93 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	27,770
Accumulated Liability as of January 31, 2018	235,380

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays

94 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2018	$245,820	$71,277	$5,496	$75,315

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense

95 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5693% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5693%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$93,138,587
Average Daily Interest Rate	1.333%
Fees Paid	$1,022,200
Interest Paid	$709,965

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the

96 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

At period end, the Fund had no reverse repurchase agreements.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$707,207
Interest Paid	$3,389

97 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

98 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

99 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

100 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

101 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

102 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY NOTICE

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Information Sources

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If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

103 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0795.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018